UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	Large cap value stocks, as measured by the Russell 1000® Value Index,[1] delivered positive performance in the first half of 2013.

•	RS Large Cap Alpha VIP Series (the “Fund”) outperformed both the Russell 1000® Value Index and the S&P 500® Index[2] for the six months ending June 30, 2013. Stock selection in the financial services, health care, consumer discretionary, and energy sectors aided performance relative to the Russell 1000® Value Index. Stock selection within the materials sector as well as a relative overweight to the sector detracted from relative returns.

•	The Fund pursues long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and reward (the future value of an enterprise).

Market Overview

Domestic equity markets, as measured by the S&P 500® Index, delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile during the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that it might scale back its accommodative monetary policy if the U.S. economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Overall, domestic equity market indices ended the six-month period with solid gains.

Performance Update

The Fund returned 18.31% for the six months ended June 30, 2013, outperforming both the benchmark Russell 1000® Value Index, which returned 15.90%, and the S&P 500® Index, which returned 13.82%.

Portfolio Review

The Fund’s performance relative to the Russell 1000® Value Index was assisted by stock selection in the financial services sector, and in particular from an investment in Prudential Financial Inc., one of the largest life insurers in the United States.

Stock selection in the health care sector also aided relative performance, due in part to an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott has been able to generate high returns on investment, while maintaining low capital requirements, by acquiring mature products in specialized therapeutic areas. The company focuses its research and development strategy efforts on extending the life cycles of these products in the hopes of lowering overall expenses and reducing downside risk. In May 2013, it was announced that Activis Inc. plans to acquire Warner Chilcott in a stock-for-stock transaction valued at approximately $8.5 billion.

Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software, was another positive contributor. While the stock underperformed late in 2012, due in part to concerns over the lack of a new console upgrade cycle to drive software sales, the stock rebounded strongly in the first half of the year. This rebound was aided, in our view, by the company’s robust fourth quarter operating results and also by the continued popularity of its gaming franchises, which provide additional streams of revenue through sales of collectible game pieces.

On a negative note, global economic uncertainty created a challenging environment for several commodities-related holdings. These included Goldcorp Inc., a precious metals mining company, and The Mosaic Company, one of the world’s largest producers of potash and phosphate-based agricultural fertilizers. We continue to invest in companies, such as The Mosaic Company, that we believe are low-cost producers with advantaged assets. Despite the recent difficult environment for commodities-related stocks, we believe that the long-term outlook for many raw materials markets remains intact, driven, in our view, primarily by rising marginal supply costs.

Another detractor, telecommunications hardware provider Motorola Solutions Inc. lost ground in a more cautious environment for enterprise technology spending and government investment.

3

RS LARGE CAP ALPHA VIP SERIES

Outlook

We remain cautiously optimistic on the outlook for the U.S. economy, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help mitigate upward pressure on inflation and interest rates, providing a supportive environment for large cap value stocks. We will remain focused on our disciplined stock selection process as we seek out companies that we believe are driving future value creation that is not currently reflected in the stock price.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $1,068,663,503

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Occidental Petroleum Corp.	4.71%
Merck & Co., Inc.	3.88%
Prudential Financial, Inc.	3.53%
Southwestern Energy Co.	3.51%
The Mosaic Co.	3.43%
UnitedHealth Group, Inc.	3.40%
Pfizer, Inc.	3.26%
Concho Resources, Inc.	3.15%
Microsoft Corp.	3.09%
Liberty Interactive Corp., Class A	3.08%
Total	35.04%

1	The Russell 1000® Value Index is an unmanaged market capitalization–weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The S&P 500® Index is an unmanaged market capitalization–weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	18.31%	28.31%	15.44%	6.26%	7.96%	10.60%
Russell 1000® Value Index[1]		15.90%	25.32%	18.51%	6.67%	7.79%	11.47%
S&P 500® Index[2]		13.82%	20.60%	18.45%	7.01%	7.30%	10.84%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,183.10	$2.92	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.12	$2.71	0.54%

* Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 98.5%
Advertising Agencies – 1.3%
The Interpublic Group of Companies, Inc.	947,400	$13,784,670

		13,784,670
Aerospace – 2.6%
Lockheed Martin Corp.	257,593	27,938,537

		27,938,537
Asset Management & Custodian – 1.4%
State Street Corp.	230,520	15,032,209

		15,032,209
Automobiles – 0.6%
General Motors Co.(1)	189,400	6,308,914

		6,308,914
Banks: Diversified – 6.6%
Comerica, Inc.	306,373	12,202,836
Fifth Third Bancorp	627,400	11,324,570
KeyCorp	2,099,820	23,182,013
PNC Financial Services Group, Inc.	169,100	12,330,772
Wells Fargo & Co.	286,900	11,840,363

		70,880,554
Cable Television Services – 3.0%
DIRECTV(1)	516,100	31,802,082

		31,802,082
Chemicals: Specialty – 2.0%
Praxair, Inc.	187,320	21,571,771

		21,571,771
Computer Services, Software & Systems – 8.0%
Microsoft Corp.	957,700	33,069,381
Symantec Corp.	1,153,050	25,909,033
Yahoo! Inc.(1)	1,053,880	26,462,927

		85,441,341
Diversified Financial Services – 2.6%
Capital One Financial Corp.	179,012	11,243,744
JPMorgan Chase & Co.	304,400	16,069,276

		27,313,020
Diversified Manufacturing Operations – 0.8%
Honeywell International, Inc.	102,705	8,148,615

		8,148,615
Diversified Media – 3.1%
News Corp., Class A	1,007,375	32,840,425

		32,840,425
Diversified Retail – 5.9%
Dollar General Corp.(1)	600,069	30,261,480
Liberty Interactive Corp., Class A(1)	1,429,754	32,898,639

		63,160,119
Drug & Grocery Store Chains – 2.3%
CVS Caremark Corp.	431,600	24,678,888

		24,678,888

June 30, 2013 (unaudited)	Shares	Value
Electronic Entertainment – 1.0%
Activision Blizzard, Inc.	763,985	$10,894,426

		10,894,426
Fertilizers – 3.4%
The Mosaic Co.	681,387	36,665,435

		36,665,435
Financial Data & Systems – 5.1%
Fidelity National Information Services, Inc.	274,280	11,750,155
Thomson Reuters Corp.	824,429	26,851,653
Western Union Co.	962,000	16,459,820

		55,061,628
Foods – 5.0%
Kellogg Co.	343,380	22,055,297
Mondelez International, Inc., Class A	1,098,700	31,345,911

		53,401,208
Health Care Management Services – 3.4%
UnitedHealth Group, Inc.	554,178	36,287,575

		36,287,575
Insurance: Life – 5.6%
Aflac, Inc.	381,174	22,153,833
Prudential Financial, Inc.	515,940	37,679,098

		59,832,931
Insurance: Property-Casualty – 2.6%
The Allstate Corp.	568,330	27,348,040

		27,348,040
Machinery: Engines – 1.3%
Cummins, Inc.	125,600	13,622,576

		13,622,576
Oil Well Equipment & Services – 1.0%
Schlumberger Ltd.	155,249	11,125,143

		11,125,143
Oil: Crude Producers – 11.4%
Concho Resources, Inc.(1)	401,472	33,611,236
Occidental Petroleum Corp.	564,319	50,354,184
Southwestern Energy Co.(1)	1,026,675	37,504,438

		121,469,858
Pharmaceuticals – 12.2%
Cardinal Health, Inc.	245,300	11,578,160
Merck & Co., Inc.	891,771	41,422,763
Pfizer, Inc.	1,244,450	34,857,045
Warner Chilcott PLC, Class A	1,459,721	29,019,253
Zoetis, Inc.	443,779	13,708,326

		130,585,547
Precious Metals & Minerals – 2.4%
Goldcorp, Inc.	1,024,740	25,341,820

		25,341,820

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Scientific Instruments: Control & Filter – 1.7%
Parker Hannifin Corp.	188,680	$18,000,072

		18,000,072
Securities Brokerage & Services – 2.2%
CME Group, Inc.	158,566	12,047,845
The Charles Schwab Corp.	560,100	11,890,923

		23,938,768
Total Common Stocks (Cost $904,968,636)		1,052,476,172

	Principal Amount	Value
Repurchase Agreements – 2.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $24,395,020, due 7/1/2013(2)	$24,395,000	24,395,000
Total Repurchase Agreements (Cost $24,395,000)		24,395,000
Total Investments - 100.8% (Cost $929,363,636)		1,076,871,172
Other Liabilities, Net - (0.8)%		(8,207,669)
Total Net Assets - 100.0%		$1,068,663,503

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	8/15/2039	$24,886,932

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,052,476,172	$—	$—	$1,052,476,172
Repurchase Agreements	—	24,395,000	—	24,395,000
Total	$1,052,476,172	$24,395,000	$—	$1,076,871,172

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$1,076,871,172
Cash and cash equivalents	551
Dividends/interest receivable	1,364,834
Receivable for fund shares subscribed	1,263

Total Assets	1,078,237,820

Liabilities
Payable for investments purchased	8,438,241
Payable for fund shares redeemed	555,783
Payable to adviser	443,915
Accrued trustees’ fees	13,745
Accrued expenses/other liabilities	122,633

Total Liabilities	9,574,317

Total Net Assets	$1,068,663,503

Net Assets Consist of:
Paid-in capital	$930,719,708
Accumulated undistributed net investment income	7,092,750
Accumulated net realized loss from investments	(16,656,491)
Net unrealized appreciation on investments	147,507,536

Total Net Assets	$1,068,663,503

Investments, at Cost	$929,363,636

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	23,161,114
Net Asset Value Per Share	$46.14

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Dividends	$10,072,572
Interest	2,419
Withholding taxes on foreign dividends	(135,637)

Total Investment Income	9,939,354

Expenses
Investment advisory fees	2,622,074
Administrative service fees	60,504
Custodian fees	47,547
Shareholder reports	38,871
Professional fees	26,801
Trustees’ fees	25,789
Other expenses	25,018

Total Expenses	2,846,604

Net Investment Income	7,092,750

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	84,307,754
Net change in unrealized appreciation/depreciation on investments	83,169,005

Net Gain on Investments	167,476,759

Net Increase in Net Assets Resulting from Operations	$174,569,509

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$7,092,750	$19,254,509
Net realized gain from investments	84,307,754	80,608,418
Net change in unrealized appreciation/depreciation on investments	83,169,005	43,659,644

Net Increase in Net Assets Resulting from Operations	174,569,509	143,522,571

Distributions to Shareholders
Net investment income	—	(19,288,161)

Total Distributions	—	(19,288,161)

Capital Share Transactions
Proceeds from sales of shares	7,474,927	71,597,353
Reinvestment of distributions	—	19,288,161
Cost of shares redeemed	(85,633,404)	(117,971,203)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(78,158,477)	(27,085,689)

Net Increase in Net Assets	96,411,032	97,148,721

Net Assets
Beginning of period	972,252,471	875,103,750

End of period	$1,068,663,503	$972,252,471

Accumulated Undistributed Net Investment Income Included in Net Assets	$7,092,750	$—

Other Information:
Shares
Sold	173,248	1,951,781
Reinvested	—	498,273
Redeemed	(1,943,559)	(3,145,528)

Net Decrease	(1,770,311)	(695,474)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$39.00	$0.31	$6.83	$7.14	$—	$—	$—
Year Ended 12/31/12	34.15	0.79	4.85	5.64	(0.79)	—	(0.79)
Year Ended 12/31/11	38.03	0.36	(3.88)	(3.52)	(0.36)	—	(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$46.14	18.31%	$1,068,664	0.54%	0.54%	1.35%	1.35%	31%
39.00	16.52%	972,252	0.55%	0.55%	2.02%	2.02%	63%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%

Distributions reflect actual per share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$19,288,161

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Undistributed Net Investment Income
$(33,652)	$33,652

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $75,343,415 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$2,335,582
2017	98,379,015

Total	$100,714,597

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $929,607,458. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $160,361,385 and $(13,097,670), respectively, resulting in net unrealized appreciation of $147,263,715.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $312,372,568 and $354,424,150, respectively, for the six months ended June 30, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund borrowed under the facility as follows:

Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$418,983	1	1.38%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

18

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Small Cap Growth Equity VIP Series Commentary

Highlights

•	Small cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in the first half of 2013, supported by an improving economic outlook, healthy corporate earnings, and a pickup in merger and acquisition activity.

•	RS Small Cap Growth Equity VIP Series (the “Fund”) outperformed the benchmark Russell 2000® Growth Index and the Russell 2000® Index[2] for the six-month period ended June 30, 2013. The Fund’s relative performance was supported by stock selection in the materials, producer durables, financial services, technology, and health care sectors. Stock selection in the consumer discretionary and energy sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small cap companies that we believe have the potential to produce sustainable earnings growth over a multiyear horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,3 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Fund Performance Overview

The Fund returned 21.65% for the six months ended June 30, 2013, and outperformed its benchmark, the

Russell 2000® Growth Index, which returned 17.44%, and the Russell 2000® Index, which returned 15.86%.

Portfolio Review

The Fund’s performance relative to the Russell 2000® Growth Index was aided by news that several of the Fund’s investments were being acquired by larger companies. One holding, ExactTarget, a provider of cloud-based marketing communications solutions, announced its acquisition by enterprise software company salesforce.com. ExactTarget’s shares rose on news of the acquisition, and the investment was one of the Fund’s strongest positive contributors in the first half of the year.

The Fund’s relative performance was also helped by an investment in Proofpoint, a company that provides cyber threat security solutions delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health care sector, Fund performance benefited from an investment in biotechnology firm Aegerion Pharmaceuticals. Aegerion’s new treatment for genetically inherited high cholesterol was approved by the U.S. Food and Drug Administration in December 2012, and we believe that the firm has experienced faster-than-expected growth in prescriptions and benefitted from a favorable insurance reimbursement environment.

On a negative note, biotechnology company KYTHERA Biopharmaceuticals lost ground despite positive expectations for its drug ATX-101. While the drug continues to perform well in late-stage clinical trials, and, if approved, would be the first injectable drug designed to reduce unwanted submental fat, or “double chins,” we chose to sell the position given the near-term uncertain outlook for the company.

Several of the Fund’s individual holdings suffered revenue disappointments in a more cautious environment for corporate IT spending earlier in the year. These included Fortinet, a company that makes an advanced unified threat management appliance that helps safeguard data networks. Fortinet was one of the Fund’s largest detractors for the period, and we decided to liquidate our investment given the near-term uncertain outlook for the company.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Fund’s largest detractor was Vitamin Shoppe, a retailer that sells supplements and other health products. The stock price declined sharply in February 2013 after the company reported disappointing fourth quarter sales trends. We held on to our position because we believe in the long-term growth potential tied to Vitamin Shoppe’s retailing model and store expansion plans.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for small cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $101,409,147

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.33%
InvenSense, Inc.	2.24%
Hexcel Corp.	2.08%
Dorman Products, Inc.	1.93%
Elizabeth Arden, Inc.	1.90%
Proofpoint, Inc.	1.87%
Infoblox, Inc.	1.84%
DSW, Inc., Class A	1.83%
Teledyne Technologies, Inc.	1.75%
Microsemi Corp.	1.73%
Total	19.50%

1	The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2	The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
3	The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	21.65%	27.58%	21.41%	11.88%	10.74%	9.12%
Russell 2000® Growth Index[1]		17.44%	23.67%	19.97%	8.89%	9.62%	6.31%
Russell 2000® Index[2]		15.86%	24.21%	18.67%	8.77%	9.53%	8.04%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,216.50	$4.67	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 98.9%
Aerospace – 3.4%
HEICO Corp., Class A	44,041	$1,625,553
Teledyne Technologies, Inc.(1)	23,000	1,779,050

		3,404,603
Asset Management & Custodian – 1.8%
Financial Engines, Inc.	18,028	821,897
WisdomTree Investments, Inc.(1)	84,900	982,293

		1,804,190
Auto Parts — 1.9%
Dorman Products, Inc.	43,000	1,962,090

		1,962,090
Back Office Support, HR and Consulting – 3.0%
Huron Consulting Group, Inc.(1)	29,500	1,364,080
Robert Half International, Inc.	33,920	1,127,162
WageWorks, Inc.(1)	16,400	564,980

		3,056,222
Banks: Diversified – 1.2%
Signature Bank(1)	15,039	1,248,538

		1,248,538
Biotechnology – 6.7%
Aegerion Pharmaceuticals, Inc.(1)	21,712	1,375,238
Amicus Therapeutics, Inc.(1)	206,600	481,378
Bluebird Bio, Inc.(1)	15,600	389,532
Chimerix, Inc.(1)	32,000	775,680
Cubist Pharmaceuticals, Inc.(1)	16,600	801,780
Hyperion Therapeutics, Inc.(1)	6,000	132,000
NPS Pharmaceuticals, Inc.(1)	97,908	1,478,411
Orexigen Therapeutics, Inc.(1)	114,900	672,165
Receptos, Inc.(1)	34,330	682,824

		6,789,008
Building: Roofing, Wallboard & Plumbing – 1.4%
Beacon Roofing Supply, Inc.(1)	37,900	1,435,652

		1,435,652
Casinos & Gambling – 0.9%
Multimedia Games Holding Co., Inc.(1)	35,000	912,450

		912,450
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	20,700	1,283,607

		1,283,607
Communications Technology – 0.6%
Aruba Networks, Inc.(1)	41,022	630,098

		630,098
Computer Services, Software & Systems – 12.0%
Aspen Technology, Inc.(1)	34,179	984,013
BroadSoft, Inc.(1)	38,958	1,075,241
Infoblox, Inc.(1)	63,700	1,863,862
InterXion Holding N.V.(1)	41,600	1,087,008
Proofpoint, Inc.(1)	78,300	1,897,209

June 30, 2013 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
QLIK Technologies, Inc.(1)	40,700	$1,150,589
Sourcefire, Inc.(1)	25,300	1,405,415
SPS Commerce, Inc.(1)	24,800	1,364,000
Ultimate Software Group, Inc.(1)	11,271	1,321,976

		12,149,313
Consumer Lending – 1.7%
Portfolio Recovery Associates, Inc.(1)	11,093	1,704,218

		1,704,218
Cosmetics – 1.9%
Elizabeth Arden, Inc.(1)	42,700	1,924,489

		1,924,489
Diversified Materials & Processing – 2.1%
Hexcel Corp.(1)	62,038	2,112,394

		2,112,394
Drug & Grocery Store Chains – 0.7%
Natural Grocers by Vitamin Cottage, Inc.(1)	22,010	682,310

		682,310
Education Services – 1.6%
Grand Canyon Education, Inc.(1)	51,219	1,650,788

		1,650,788
Electronic Components – 2.2%
InvenSense, Inc.(1)	147,500	2,268,550

		2,268,550
Entertainment – 0.9%
Imax Corp.(1)	37,700	937,222

		937,222
Financial Data & Systems – 1.5%
Heartland Payment Systems, Inc.	40,529	1,509,705

		1,509,705
Foods – 2.3%
The Hain Celestial Group, Inc.(1)	23,249	1,510,488
WhiteWave Foods Co., Class A(1)	48,500	788,125

		2,298,613
Health Care Services – 4.0%
Acadia Healthcare Co., Inc.(1)	36,700	1,213,669
AMN Healthcare Services, Inc.(1)	95,163	1,362,734
Team Health Holdings, Inc.(1)	35,853	1,472,483

		4,048,886
Insurance: Property-Casualty – 2.3%
AmTrust Financial Services, Inc.	66,225	2,364,232

		2,364,232
Machinery: Industrial – 3.7%
Altra Holdings, Inc.	44,700	1,223,886
DXP Enterprises, Inc.(1)	20,700	1,378,620
Middleby Corp.(1)	6,600	1,122,594

		3,725,100

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies – 1.9%
Globus Medical, Inc., Class A(1)	81,400	$1,372,404
West Pharmaceutical Services, Inc.	7,486	525,966

		1,898,370
Medical Equipment – 4.1%
Abaxis, Inc.	17,700	840,927
Cyberonics, Inc.(1)	18,591	965,988
Dexcom, Inc.(1)	60,659	1,361,795
Spectranetics Corp.(1)	53,700	1,003,116

		4,171,826
Medical Services – 1.2%
ICON PLC(1)	35,200	1,247,136

		1,247,136
Office Supplies & Equipment – 1.7%
Steelcase, Inc., Class A	114,800	1,673,784

		1,673,784
Offshore Drilling & Other Services – 0.8%
Atwood Oceanics, Inc.(1)	16,200	843,210

		843,210
Oil Well Equipment & Services – 2.4%
Dril-Quip, Inc.(1)	11,500	1,038,335
Geospace Technologies Corp.(1)	10,168	702,406
RigNet, Inc.(1)	29,013	739,251

		2,479,992
Oil: Crude Producers – 3.1%
Bonanza Creek Energy, Inc.(1)	20,600	730,476
Diamondback Energy, Inc.(1)	18,600	619,752
Oasis Petroleum, Inc.(1)	13,200	513,084
Rosetta Resources, Inc.(1)	30,440	1,294,309

		3,157,621
Pharmaceuticals – 3.8%
Jazz Pharmaceuticals PLC(1)	22,200	1,525,806
Pacira Pharmaceuticals, Inc.(1)	40,300	1,168,700
The Medicines Co.(1)	36,266	1,115,542

		3,810,048
Production Technology Equipment – 1.0%
FEI Co.	13,500	985,365

		985,365
Recreational Vehicles & Boats – 0.8%
Drew Industries, Inc.	21,700	853,244

		853,244
Restaurants – 1.4%
Bloomin’ Brands, Inc.(1)	30,300	753,864
Noodles & Co.(1)	17,700	650,475

		1,404,339
Scientific Instruments: Electrical – 1.1%
AZZ, Inc.	29,300	1,129,808

		1,129,808
Securities Brokerage & Services – 0.9%
MarketAxess Holdings, Inc.	18,374	858,984

		858,984

June 30, 2013 (unaudited)	Shares	Value
Semiconductors & Components – 1.7%
Microsemi Corp.(1)	77,246	$1,757,346

		1,757,346
Specialty Retail – 8.8%
Cabela’s, Inc.(1)	22,800	1,476,528
DSW, Inc., Class A	25,200	1,851,444
Francesca’s Holdings Corp.(1)	45,800	1,272,782
Shutterfly, Inc.(1)	27,006	1,506,665
Tile Shop Holdings, Inc.(1)	55,000	1,592,800
Vitamin Shoppe, Inc.(1)	26,946	1,208,258

		8,908,477
Telecommunications Equipment – 1.1%
Ubiquiti Networks, Inc.	63,800	1,119,052

		1,119,052
Textiles, Apparel & Shoes – 1.2%
Tumi Holdings, Inc.(1)	51,500	1,236,000

		1,236,000
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	28,298	1,177,763
Roadrunner Transportation Systems, Inc.(1)	59,100	1,645,344

		2,823,107
Total Common Stocks (Cost $76,964,926)		100,259,987

	Principal Amount	Value
Repurchase Agreements – 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $3,357,003, due 7/1/2013(2)	$3,357,000	3,357,000
Total Repurchase Agreements (Cost $3,357,000)		3,357,000
Total Investments - 102.2% (Cost $80,321,926)		103,616,987
Other Liabilities, Net - (2.2)%		(2,207,840)
Total Net Assets - 100.0%		$101,409,147

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.50%	8/15/2039	$3,424,586

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$100,259,987	$—	$—	$100,259,987
Repurchase Agreements	—	3,357,000	—	3,357,000
Total	$100,259,987	$3,357,000	$—	$103,616,987

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$103,616,987
Cash and cash equivalents	193
Receivable for investments sold	364,040
Dividends/interest receivable	26,026
Receivable for fund shares subscribed	22,318

Total Assets	104,029,564

Liabilities
Payable for investments purchased	2,423,923
Payable for fund shares redeemed	96,053
Payable to adviser	62,214
Accrued trustees’ fees	1,266
Accrued expenses/other liabilities	36,961

Total Liabilities	2,620,417

Total Net Assets	$101,409,147

Net Assets Consist of:
Paid-in capital	$70,781,908
Accumulated net investment loss	(302,178)
Accumulated net realized gain from investments	7,634,356
Net unrealized appreciation on investments	23,295,061

Total Net Assets	$101,409,147

Investments, at Cost	$80,321,926

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	5,620,688
Net Asset Value Per Share	$18.04

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Dividends	$103,702
Interest	102

Total Investment Income	103,804

Expenses
Investment advisory fees	357,370
Custodian fees	15,765
Professional fees	11,949
Shareholder reports	10,866
Administrative service fees	5,456
Trustees’ fees	2,310
Other expenses	2,266

Total Expenses	405,982

Net Investment Loss	(302,178)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	8,974,852
Net change in unrealized appreciation/depreciation on investments	10,042,693

Net Gain on Investments	19,017,545

Net Increase in Net Assets Resulting from Operations	$18,715,367

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(302,178)	$(416,259)
Net realized gain from investments	8,974,852	8,280,294
Net change in unrealized appreciation/depreciation on investments	10,042,693	5,035,985

Net Increase in Net Assets Resulting from Operations	18,715,367	12,900,020

Capital Share Transactions
Proceeds from sales of shares	3,486,873	7,190,099
Cost of shares redeemed	(8,909,100)	(17,197,697)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,422,227)	(10,007,598)

Net Increase in Net Assets	13,293,140	2,892,422

Net Assets
Beginning of period	88,116,007	85,223,585

End of period	$101,409,147	$88,116,007

Accumulated Net Investment Loss Included in Net Assets	$(302,178)	$—

Other Information:
Shares
Sold	212,003	500,550
Redeemed	(533,628)	(1,193,485)

Net Decrease	(321,625)	(692,935)

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/13[1]	$14.83	$(0.05)	$3.26	$3.21	$—	$—	$—	$—
Year Ended 12/31/12	12.84	(0.07)	2.06	1.99	—	—	—	—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—	—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$18.04	21.65%	$101,409	0.85%	0.85%	(0.63)%	(0.63)%	51%
14.83	15.50%	88,116	0.88%	0.88%	(0.46)%	(0.46)%	98%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%

Distributions reflect actual per share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(497,028)	$497,028

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

During the year ended December 31, 2012, the Fund utilized $6,907,667 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were $38,864, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund elected to defer net capital losses of $895,915.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $80,721,497. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $23,885,532 and $(990,042), respectively, resulting in net unrealized appreciation of $22,895,490.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $47,549,439 and $53,580,862, respectively, for the six months ended June 30, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

20

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS S&P 500 Index VIP Series Commentary

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) slightly underperformed its benchmark, the S&P 500® Index[1] (the “Index”), for the six months ended June 30, 2013.

•	Most market indexes delivered positive returns for the six-month period despite increased volatility in the final weeks of the period, when the prospects of a tighter monetary policy and potentially higher interest rates dampened investor appetite for risk.

Market Overview

Equity markets, as measured by the Index, delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening U.S. economic activity. Equity performance was particularly strong in the first quarter, with the Index returning 10.61%. Implied volatility, as measured by the Chicago Board Options Exchange (“CBOE”) Volatility Index (the “VIX”) declined substantially to 12.70% as of March 28, 2013, compared to 18% at the end of 2012.2

Market gains continued into the second quarter as the Index reached a new all-time high closing value on May 22, 2013. But market volatility increased in late May and into June after the U.S. Federal Reserve (the “Fed”) announced that it might scale back its quantitative easing policy if the U.S. economy continued to strengthen.

Uncertainty over near-term Fed monetary policy led to rising long-term interest rates and reduced investor appetite for risk. Equities moved off of their May 2013 highs, and the Index ended the second quarter with a modest 2.91% gain. The VIX increased to 16.86% by the end of the second quarter.

For the six-month period, the Index returned 13.82%. The strongest performers in the Index included the health care, consumer discretionary, financials, and consumer staples sectors. Materials, technology, and utilities were the weakest sectors, though all three delivered positive returns for the period.

Performance Update

The Fund returned 13.72% for the six months ended June 30, 2013. The Index returned 13.82% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth in the U.S. relatively modest. We believe that a more moderate economic recovery could help to reduce upward pressure on inflation and interest rates, providing a supportive environment for stocks.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $119,651,493

Sector Allocation[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Exxon Mobil Corp.	2.75%
Apple, Inc.	2.53%
Microsoft Corp.	1.77%
General Electric Co.	1.64%
Johnson & Johnson	1.63%
Google, Inc., Class A	1.60%
Chevron Corp.	1.56%
The Procter & Gamble Co.	1.43%
Berkshire Hathaway, Inc., Class B	1.39%
Wells Fargo & Co.	1.37%
Total	17.67%

1	The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.
2	The VIX is a measure of the market’s expectation of 30-day volatility. It is a widely used measure of perceived market risk that is derived from S&P 500® Index options.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	13.72%	20.33%	18.15%	6.76%	7.02%	2.77%
S&P 500® Index[1]		13.82%	20.60%	18.45%	7.01%	7.30%	3.00%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,137.20	$1.48	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.40	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 97.5%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	2,124	$133,536
The Interpublic Group of Companies, Inc.	3,363	48,932

		182,468
Aerospace – 1.8%
General Dynamics Corp.	2,699	211,413
L-3 Communications Holdings, Inc.	731	62,676
Lockheed Martin Corp.	2,175	235,900
Northrop Grumman Corp.	1,927	159,556
Raytheon Co.	2,643	174,755
Rockwell Collins, Inc.	1,110	70,385
Textron, Inc.	2,206	57,466
The Boeing Co.	5,529	566,391
United Technologies Corp.	6,851	636,732

		2,175,274
Air Transport – 0.3%
FedEx Corp.	2,376	234,226
Southwest Airlines Co.	5,915	76,244

		310,470
Aluminum – 0.1%
Alcoa, Inc.	8,687	67,932

		67,932
Asset Management & Custodian – 0.9%
BlackRock, Inc.	1,022	262,501
Franklin Resources, Inc.	1,123	152,750
Invesco Ltd.	3,582	113,908
Legg Mason, Inc.	933	28,932
Northern Trust Corp.	1,768	102,367
State Street Corp.	3,712	242,059
T. Rowe Price Group, Inc.	2,104	153,908

		1,056,425
Auto Parts – 0.4%
BorgWarner, Inc.(1)	940	80,981
Delphi Automotive PLC	2,382	120,743
Genuine Parts Co.	1,258	98,212
Johnson Controls, Inc.	5,559	198,957

		498,893
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,994	30,488

		30,488
Automobiles – 0.6%
Ford Motor Co.	31,861	492,890
General Motors Co.(1)	6,134	204,323

		697,213
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,234	376,639
Automatic Data Processing, Inc.	3,940	271,308
Iron Mountain, Inc.	1,360	36,190
Paychex, Inc.	2,630	96,047

June 30, 2013 (unaudited)	Shares	Value
Back Office Support, HR and Consulting (continued)
Robert Half International, Inc.	1,134	$37,683

		817,867
Banks: Diversified – 3.8%
Bank of America Corp.(2)	87,893	1,130,304
BB&T Corp.	5,685	192,608
Comerica, Inc.	1,525	60,741
Fifth Third Bancorp	7,110	128,335
First Horizon National Corp.	1,978	22,154
Huntington Bancshares, Inc.	6,840	53,899
KeyCorp	7,505	82,855
M&T Bank Corp.	994	111,079
PNC Financial Services Group, Inc.	4,293	313,046
Regions Financial Corp.	11,481	109,414
SunTrust Banks, Inc.	4,378	138,213
U.S. Bancorp	15,137	547,203
Wells Fargo & Co.	39,818	1,643,289
Zions Bancorporation	1,497	43,233

		4,576,373
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,862	35,376
People’s United Financial, Inc.	2,751	40,990

		76,366
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,303	82,232
Brown-Forman Corp., Class B	1,232	83,222
Constellation Brands, Inc., Class A(1)	1,239	64,577
Molson Coors Brewing Co., Class B	1,268	60,686

		290,717
Beverage: Soft Drinks – 2.1%
Coca-Cola Enterprises, Inc.	2,132	74,961
Dr. Pepper Snapple Group, Inc.	1,655	76,014
Monster Beverage Corp.(1)	1,170	71,101
PepsiCo, Inc.	12,532	1,024,992
The Coca-Cola Co.	31,134	1,248,785

		2,495,853
Biotechnology – 2.2%
AbbVie, Inc.	12,840	530,805
Alexion Pharmaceuticals, Inc.(1)	1,586	146,293
Amgen, Inc.	6,080	599,853
Baxter International, Inc.	4,435	307,212
Biogen Idec, Inc.(1)	1,920	413,184
Celgene Corp.(1)	3,402	397,728
Life Technologies Corp.(1)	1,398	103,466
Regeneron Pharmaceuticals, Inc.(1)	635	142,799

		2,641,340
Building Materials – 0.1%
Masco Corp.	2,897	56,462
Vulcan Materials Co.	1,055	51,073

		107,535

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Cable Television Services – 1.3%
Cablevision Systems Corp., Class A	1,743	$29,317
Comcast Corp., Class A	21,441	897,949
DIRECTV(1)	4,656	286,903
Scripps Networks Interactive, Inc., Class A	714	47,667
Time Warner Cable, Inc.	2,401	270,064

		1,531,900
Casinos & Gambling – 0.0%
International Game Technology	2,148	35,893

		35,893
Chemicals: Diversified – 1.0%
Airgas, Inc.	567	54,126
E.I. du Pont de Nemours & Co.	7,590	398,475
Eastman Chemical Co.	1,251	87,583
Ecolab, Inc.	2,157	183,755
FMC Corp.	1,119	68,326
Sigma-Aldrich Corp.	979	78,672
The Dow Chemical Co.	9,783	314,719

		1,185,656
Chemicals: Specialty – 0.6%
Air Products & Chemicals, Inc.	1,687	154,479
International Flavors & Fragrances, Inc.	677	50,883
LyondellBasell Industries NV, Class A	3,085	204,412
Praxair, Inc.	2,406	277,075

		686,849
Coal – 0.1%
CONSOL Energy, Inc.	1,854	50,244
Peabody Energy Corp.	2,191	32,076

		82,320
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	427	25,957

		25,957
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,872	154,112

		154,112
Communications Technology – 1.7%
Cisco Systems, Inc.	43,312	1,052,915
Harris Corp.	917	45,162
JDS Uniphase Corp.(1)	1,911	27,480
Juniper Networks, Inc.(1)	4,188	80,870
QUALCOMM, Inc.	13,957	852,493

		2,058,920
Computer Services, Software & Systems – 5.5%
Adobe Systems, Inc.(1)	4,052	184,609
Akamai Technologies, Inc.(1)	1,445	61,485
Autodesk, Inc.(1)	1,826	61,974
BMC Software, Inc.(1)	1,068	48,210
CA, Inc.	2,704	77,415
Citrix Systems, Inc.(1)	1,515	91,400

June 30, 2013 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Cognizant Technology Solutions Corp., Class A(1)	2,452	$153,520
Computer Sciences Corp.	1,247	54,581
F5 Networks, Inc.(1)	652	44,858
Google, Inc., Class A(1)	2,170	1,910,403
Intuit, Inc.	2,264	138,172
Microsoft Corp.(2)	61,236	2,114,479
Oracle Corp.	29,996	921,477
Red Hat, Inc.(1)	1,570	75,077
SAIC, Inc.	2,305	32,109
Salesforce.com, Inc.(1)	4,378	167,152
Symantec Corp.	5,599	125,810
Teradata Corp.(1)	1,347	67,660
VeriSign, Inc.(1)	1,240	55,378
Yahoo! Inc.(1)	7,873	197,691

		6,583,460
Computer Technology – 5.1%
Apple, Inc.(2)	7,628	3,021,298
Dell, Inc.	11,863	158,371
EMC Corp.	17,095	403,784
Hewlett-Packard Co.	15,862	393,378
International Business Machines Corp.(2)	8,510	1,626,346
NetApp, Inc.(1)	2,928	110,620
NVIDIA Corp.	4,695	65,871
SanDisk Corp.(1)	1,965	120,062
Seagate Technology PLC	2,595	116,334
Western Digital Corp.	1,760	109,278

		6,125,342
Consumer Electronics – 0.1%
Garmin Ltd.	890	32,182
Harman International Industries, Inc.	564	30,569

		62,751
Consumer Lending – 0.1%
SLM Corp.	3,683	84,193

		84,193
Consumer Services: Miscellaneous – 0.5%
eBay, Inc.(1)	9,479	490,254
H & R Block, Inc.	2,204	61,161

		551,415
Containers & Packaging – 0.2%
Ball Corp.	1,214	50,430
Bemis Co., Inc.	837	32,760
MeadWestvaco Corp.	1,427	48,675
Owens-Illinois, Inc.(1)	1,333	37,044
Sealed Air Corp.	1,581	37,865

		206,774
Copper – 0.2%
Freeport-McMoran Copper & Gold, Inc.	8,432	232,808

		232,808

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Cosmetics – 0.2%
Avon Products, Inc.	3,512	$73,857
The Estee Lauder Companies, Inc., Class A	1,948	128,120

		201,977
Diversified Financial Services – 3.7%
Ameriprise Financial, Inc.	1,653	133,695
Bank of New York Mellon Corp.	9,451	265,101
Capital One Financial Corp.	4,730	297,091
Citigroup, Inc.	24,684	1,184,091
JPMorgan Chase & Co.(2)	31,091	1,641,294
Leucadia National Corp.	2,383	62,482
Morgan Stanley	11,152	272,443
The Goldman Sachs Group, Inc.	3,555	537,694

		4,393,891
Diversified Manufacturing Operations – 3.4%
3M Co.	5,157	563,918
Danaher Corp.	4,710	298,143
Dover Corp.	1,419	110,199
Eaton Corp. PLC	3,827	251,855
General Electric Co.(2)	84,465	1,958,743
Honeywell International, Inc.	6,367	505,158
Illinois Tool Works, Inc.	3,374	233,380
Ingersoll-Rand PLC	2,239	124,309

		4,045,705
Diversified Media – 0.9%
Discovery Communications, Inc., Class A(1)	1,993	153,880
News Corp., Class A	16,244	529,554
Time Warner, Inc.	7,594	439,085

		1,122,519
Diversified Retail – 2.7%
Amazon.com, Inc.(1)	2,954	820,296
Costco Wholesale Corp.	3,539	391,307
Dollar General Corp.(1)	2,457	123,906
Dollar Tree, Inc.(1)	1,846	93,851
Family Dollar Stores, Inc.	781	48,664
J.C. Penney Co., Inc.(1)	1,158	19,779
Kohl’s Corp.	1,719	86,827
Macy’s, Inc.	3,211	154,128
Nordstrom, Inc.	1,217	72,947
Target Corp.	5,287	364,063
Wal-Mart Stores, Inc.	13,587	1,012,096

		3,187,864
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	10,001	571,857
Safeway, Inc.	1,947	46,066
The Kroger Co.	4,212	145,483
Walgreen Co.	6,987	308,825
Whole Foods Market, Inc.	2,801	144,196

		1,216,427

June 30, 2013 (unaudited)	Shares	Value
Education Services – 0.0%
Apollo Group, Inc., Class A(1)	814	$14,424

		14,424
Electronic Components – 0.4%
Amphenol Corp., Class A	1,298	101,166
Corning, Inc.	11,961	170,205
Molex, Inc.	1,125	33,008
TE Connectivity Ltd.	3,414	155,474

		459,853
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,438	56,001

		56,001
Energy Equipment – 0.0%
First Solar, Inc.(1)	499	22,320

		22,320
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,321	78,348
Jacobs Engineering Group, Inc.(1)	1,059	58,383
Quanta Services, Inc.(1)	1,733	45,855

		182,586
Entertainment – 1.0%
The Walt Disney Co.	14,666	926,158
Viacom, Inc., Class B	3,699	251,717

		1,177,875
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	852	38,800
Stericycle, Inc.(1)	700	77,301

		116,101
Fertilizers – 0.5%
CF Industries Holdings, Inc.	493	84,550
Monsanto Co.	4,353	430,076
The Mosaic Co.	2,248	120,965

		635,591
Financial Data & Systems – 2.1%
American Express Co.	7,807	583,651
Discover Financial Services	4,025	191,751
Equifax, Inc.	979	57,692
Fidelity National Information Services, Inc.	2,382	102,045
Fiserv, Inc.(1)	1,085	94,840
MasterCard, Inc., Class A	858	492,921
Moody’s Corp.	1,575	95,965
The Dun & Bradstreet Corp.	340	33,133
Total System Services, Inc.	1,306	31,971
Visa, Inc., Class A	4,190	765,723
Western Union Co.	4,621	79,065

		2,528,757
Foods – 1.6%
Campbell Soup Co.	1,456	65,214
ConAgra Foods, Inc.	3,362	117,435
General Mills, Inc.	5,253	254,928
Hormel Foods Corp.	1,093	42,168

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Foods (continued)
Kellogg Co.	2,029	$130,323
Kraft Foods Group, Inc.	4,814	268,958
McCormick & Co., Inc.	1,078	75,848
Mead Johnson Nutrition Co.	1,646	130,412
Mondelez International, Inc., Class A	14,445	412,116
Sysco Corp.	4,760	162,601
The Hershey Co.	1,220	108,922
The JM Smucker Co.	872	89,947
Tyson Foods, Inc., Class A	2,304	59,167

		1,918,039
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	5,350	181,419

		181,419
Gas Pipeline – 0.4%
EQT Corp.	1,223	97,069
Kinder Morgan, Inc.	5,132	195,786
Spectra Energy Corp.	5,428	187,049

		479,904
Gold – 0.1%
Newmont Mining Corp.	4,035	120,848

		120,848
Health Care Facilities – 0.1%
DaVita HealthCare Partners, Inc.(1)	686	82,869
Tenet Healthcare Corp.(1)	848	39,093

		121,962
Health Care Management Services – 1.0%
Aetna, Inc.	3,090	196,339
CIGNA Corp.	2,323	168,394
Humana, Inc.	1,287	108,597
UnitedHealth Group, Inc.	8,326	545,186
WellPoint, Inc.	2,470	202,145

		1,220,661
Health Care Services – 0.6%
Cerner Corp.(1)	1,190	114,347
Express Scripts Holding Co.(1)	6,649	410,177
McKesson Corp.	1,892	216,634

		741,158
Home Building – 0.1%
D.R. Horton, Inc.	2,271	48,327
Lennar Corp., Class A	1,342	48,366
Pulte Group, Inc.(1)	2,764	52,433

		149,126
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,979	79,892
Starwood Hotels & Resorts Worldwide, Inc.	1,574	99,461
Wyndham Worldwide Corp.	1,110	63,526
Wynn Resorts Ltd.	662	84,736

		327,615

June 30, 2013 (unaudited)	Shares	Value
Household Appliances – 0.1%
Whirlpool Corp.	652	$74,563

		74,563
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,327	61,084

		61,084
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,160	36,064

		36,064
Insurance: Life – 0.6%
Aflac, Inc.	3,800	220,856
Lincoln National Corp.	2,206	80,453
Principal Financial Group, Inc.	2,241	83,925
Prudential Financial, Inc.	3,778	275,907
Torchmark Corp.	761	49,572
Unum Group	2,192	64,379

		775,092
Insurance: Multi-Line – 2.7%
American International Group, Inc.(1)	11,993	536,087
Aon PLC	2,531	162,870
Assurant, Inc.	654	33,295
Berkshire Hathaway, Inc., Class B(1)	14,816	1,658,207
Genworth Financial, Inc., Class A(1)	4,003	45,674
Loews Corp.	2,515	111,666
Marsh & McLennan Companies, Inc.	4,455	177,844
MetLife, Inc.	8,884	406,532
The Hartford Financial Services Group, Inc.	3,547	109,673

		3,241,848
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,757	246,696
Cincinnati Financial Corp.	1,194	54,805
The Allstate Corp.	3,879	186,657
The Chubb Corp.	2,120	179,458
The Progressive Corp.	4,514	114,746
The Travelers Companies, Inc.	3,071	245,434
XL Group PLC	2,396	72,647

		1,100,443
Leisure Time – 0.5%
Carnival Corp.	3,609	123,752
Expedia, Inc.	760	45,714
Priceline.com, Inc.(1)	422	349,049
TripAdvisor, Inc.(1)	895	54,479

		572,994
Luxury Items – 0.1%
Fossil Group, Inc.(1)	443	45,766
Tiffany & Co.	968	70,509

		116,275
Machinery: Agricultural – 0.2%
Deere & Co.	3,165	257,156

		257,156

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	5,321	$438,929

		438,929
Machinery: Engines – 0.1%
Cummins, Inc.	1,435	155,640

		155,640
Machinery: Industrial – 0.0%
Joy Global, Inc.	863	41,881

		41,881
Machinery: Tools – 0.1%
Snap-On, Inc.	484	43,260
Stanley Black & Decker, Inc.	1,302	100,645

		143,905
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,576	155,756
Boston Scientific Corp.(1)	11,027	102,220
C.R. Bard, Inc.	631	68,577
DENTSPLY International, Inc.	1,161	47,555
Edwards Lifesciences Corp.(1)	927	62,294
Patterson Companies, Inc.	694	26,094
St. Jude Medical, Inc.	2,298	104,858
Stryker Corp.	2,350	151,998
Zimmer Holdings, Inc.	1,376	103,118

		822,470
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,809	66,662
Covidien PLC	3,835	240,991
Intuitive Surgical, Inc.(1)	326	165,145
Medtronic, Inc.	8,216	422,878
PerkinElmer, Inc.	924	30,030
Thermo Fisher Scientific, Inc.	2,905	245,850
Varian Medical Systems, Inc.(1)	887	59,828

		1,231,384
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	757	75,776
Quest Diagnostics, Inc.	1,286	77,970

		153,746
Metal Fabricating – 0.3%
Fastenal Co.	2,193	100,549
Precision Castparts Corp.	1,190	268,952

		369,501
Metals & Minerals: Diversified – 0.0%
Cliffs Natural Resources, Inc.	1,231	20,004

		20,004
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	814	34,807
Pitney Bowes, Inc.	1,636	24,016
Xerox Corp.	9,942	90,174

		148,997

June 30, 2013 (unaudited)	Shares	Value
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	577	$39,692

		39,692
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	3,589	165,561
Cameron International Corp.(1)	2,014	123,176
Ensco PLC, Class A	1,889	109,789
FMC Technologies, Inc.(1)	1,932	107,574
Halliburton Co.	7,570	315,820
Helmerich & Payne, Inc.	864	53,957
Nabors Industries Ltd.	2,365	36,208
National Oilwell Varco, Inc.	3,466	238,807
Noble Corp.	2,053	77,152
Rowan Companies PLC(1)	1,010	34,411
Schlumberger Ltd.	10,790	773,211

		2,035,666
Oil: Crude Producers – 2.1%
Anadarko Petroleum Corp.	4,067	349,477
Apache Corp.	3,183	266,831
Cabot Oil & Gas Corp.	1,710	121,444
Chesapeake Energy Corp.	4,230	86,207
Denbury Resources, Inc.(1)	3,034	52,549
Devon Energy Corp.	3,068	159,168
EOG Resources, Inc.	2,208	290,750
Newfield Exploration Co.(1)	1,099	26,255
Noble Energy, Inc.	2,918	175,197
Occidental Petroleum Corp.	6,544	583,921
Pioneer Natural Resources Co.	1,076	155,751
QEP Resources, Inc.	1,451	40,309
Range Resources Corp.	1,323	102,294
Southwestern Energy Co.(1)	2,852	104,184
WPX Energy, Inc.(1)	1,626	30,796

		2,545,133
Oil: Integrated – 5.3%
Chevron Corp.	15,781	1,867,524
ConocoPhillips	9,919	600,100
Exxon Mobil Corp.(2)	36,395	3,288,288
Hess Corp.	2,414	160,507
Marathon Oil Corp.	5,749	198,800
Murphy Oil Corp.	1,472	89,630
Williams Companies, Inc.	5,537	179,786

		6,384,635
Oil: Refining And Marketing – 0.6%
Marathon Petroleum Corp.	2,693	191,365
Phillips 66	5,049	297,437
Tesoro Corp.	1,117	58,441
Valero Energy Corp.	4,492	156,187

		703,430
Paints & Coatings – 0.3%
PPG Industries, Inc.	1,161	169,982

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Paints & Coatings (continued)
The Sherwin-Williams Co.	712	$125,739

		295,721
Paper – 0.1%
International Paper Co.	3,584	158,807

		158,807
Personal Care – 2.1%
Clorox Co.	1,064	88,461
Colgate-Palmolive Co.	7,143	409,222
Kimberly-Clark Corp.	3,149	305,894
The Procter & Gamble Co.(2)	22,190	1,708,408

		2,511,985
Pharmaceuticals – 6.4%
Abbott Laboratories	12,759	445,034
Actavis, Inc.(1)	1,039	131,142
Allergan, Inc.	2,499	210,516
AmerisourceBergen Corp.	1,870	104,402
Bristol-Myers Squibb Co.	13,301	594,422
Cardinal Health, Inc.	2,769	130,697
Eli Lilly & Co.	8,109	398,314
Forest Laboratories, Inc.(1)	1,904	78,064
Gilead Sciences, Inc.(1)	12,367	633,314
Hospira, Inc.(1)	1,344	51,489
Johnson & Johnson(2)	22,707	1,949,623
Merck & Co., Inc.	24,551	1,140,394
Mylan, Inc.(1)	3,214	99,730
Perrigo Co.	718	86,878
Pfizer, Inc.	58,397	1,635,700

		7,689,719
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	496	125,081

		125,081
Production Technology Equipment – 0.3%
Applied Materials, Inc.	9,748	145,343
KLA-Tencor Corp.	1,350	75,236
Lam Research Corp.(1)	1,319	58,484
Teradyne, Inc.(1)	1,546	27,163

		306,226
Publishing – 0.2%
Gannett Co., Inc.	1,867	45,667
McGraw Hill Financial ,Inc.	2,281	121,327
The Washington Post Co., Class B	38	18,383

		185,377
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	4,753	232,279

		232,279
Railroads – 0.9%
CSX Corp.	8,292	192,291
Kansas City Southern	895	94,834
Norfolk Southern Corp.	2,555	185,621

June 30, 2013 (unaudited)	Shares	Value
Railroads (continued)
Union Pacific Corp.	3,813	$588,270

		1,061,016
Real Estate – 0.1%
CBRE Group, Inc. Class A(1)	2,471	57,723

		57,723
Real Estate Investment Trusts – 2.0%
American Tower Corp.	3,210	234,876
Apartment Investment & Management Co., Class A	1,185	35,597
AvalonBay Communities, Inc.	988	133,291
Boston Properties, Inc.	1,232	129,939
Equity Residential	2,603	151,130
HCP, Inc.	3,683	167,355
Health Care REIT, Inc.	2,282	152,962
Host Hotels & Resorts, Inc.	5,903	99,584
Kimco Realty Corp.	3,314	71,019
Plum Creek Timber Co., Inc.	1,319	61,558
ProLogis, Inc.	4,012	151,333
Public Storage, Inc.	1,172	179,703
Simon Property Group, Inc.	2,548	402,380
The Macerich Co.	1,116	68,042
Ventas, Inc.	2,372	164,759
Vornado Realty Trust	1,376	114,002
Weyerhaeuser Co.	4,430	126,211

		2,443,741
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,837	100,704

		100,704
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	258	94,002
Darden Restaurants, Inc.	1,051	53,055
McDonald’s Corp.	8,146	806,454
Starbucks Corp.	6,087	398,638
Yum! Brands, Inc.	3,662	253,923

		1,606,072
Scientific Instruments: Control & Filter – 0.6%
ADT Corp.(1)	1,792	71,411
FLIR Systems, Inc.	1,178	31,771
Flowserve Corp.	1,200	64,812
Pall Corp.	903	59,986
Parker Hannifin Corp.	1,212	115,625
Rockwell Automation, Inc.	1,136	94,447
Roper Industries, Inc.	804	99,873
Tyco International Ltd.	3,786	124,749
Waters Corp.(1)	698	69,835

		732,509
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	5,866	319,932

		319,932

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,819	$120,540

		120,540
Scientific Instruments: Pollution Control – 0.3%
Pentair Ltd.	1,675	96,631
Republic Services, Inc.	2,416	81,999
Waste Management, Inc.	3,553	143,293
Xylem, Inc.	1,513	40,760

		362,683
Securities Brokerage & Services – 0.5%
CME Group, Inc.	2,493	189,418
E*TRADE Financial Corp.(1)	2,319	29,359
IntercontinentalExchange, Inc.(1)	603	107,189
NYSE Euronext	1,974	81,724
The Charles Schwab Corp.	8,928	189,541
The NASDAQ OMX Group, Inc.	956	31,347

		628,578
Semiconductors & Components – 1.7%
Advanced Micro Devices, Inc.(1)	4,931	20,119
Altera Corp.	2,598	85,708
Analog Devices, Inc.	2,486	112,019
Broadcom Corp., Class A	4,253	143,581
Intel Corp.	40,177	973,087
Linear Technology Corp.	1,890	69,628
LSI Corp.(1)	4,466	31,887
Microchip Technology, Inc.	1,587	59,116
Micron Technology, Inc.(1)	8,300	118,939
Texas Instruments, Inc.	8,975	312,958
Xilinx, Inc.	2,125	84,171

		2,011,213
Specialty Retail – 2.3%
Abercrombie & Fitch Co., Class A	660	29,865
AutoNation, Inc.(1)	321	13,928
AutoZone, Inc.(1)	302	127,954
Bed, Bath & Beyond, Inc.(1)	1,837	130,243
Best Buy Co., Inc.	2,161	59,060
CarMax, Inc.(1)	1,854	85,581
GameStop Corp., Class A	985	41,400
L Brands, Inc.	1,945	95,791
Lowe’s Companies, Inc.	9,017	368,795
Netflix, Inc.(1)	465	98,157
O’Reilly Automotive, Inc.(1)	905	101,921
PetSmart, Inc.	874	58,549
Ross Stores, Inc.	1,807	117,112
Staples, Inc.	5,474	86,818
The Gap, Inc.	2,415	100,778
The Home Depot, Inc.	12,146	940,951
The TJX Companies, Inc.	5,924	296,555
Urban Outfitters, Inc.(1)	889	35,756

		2,789,214

June 30, 2013 (unaudited)	Shares	Value
Steel – 0.1%
Allegheny Technologies, Inc.	874	$22,995
Nucor Corp.	2,581	111,809
United States Steel Corp.	1,172	20,545

		155,349
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,495	30,468

		30,468
Telecommunications Equipment – 0.3%
Crown Castle International Corp.(1)	2,382	172,433
Motorola Solutions, Inc.	2,242	129,431

		301,864
Textiles, Apparel & Shoes – 0.7%
Coach, Inc.	2,281	130,222
NIKE, Inc., Class B	5,894	375,330
PVH Corp.	647	80,907
Ralph Lauren Corp.	505	87,739
VF Corp.	717	138,424

		812,622
Tobacco – 1.7%
Altria Group, Inc.	16,326	571,247
Lorillard, Inc.	3,082	134,622
Philip Morris International, Inc.	13,385	1,159,408
Reynolds American, Inc.	2,614	126,439

		1,991,716
Toys – 0.1%
Hasbro, Inc.	931	41,737
Mattel, Inc.	2,799	126,822

		168,559
Transportation Miscellaneous – 0.5%
Expeditors International of Washington, Inc.	1,678	63,781
United Parcel Service, Inc., Class B	5,809	502,362

		566,143
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,309	73,710

		73,710
Utilities: Electrical – 2.8%
Ameren Corp.	1,971	67,881
American Electric Power, Inc.	3,946	176,702
CMS Energy Corp.	2,152	58,470
Consolidated Edison, Inc.	2,380	138,778
Dominion Resources, Inc.	4,682	266,031
DTE Energy Co.	1,402	93,948
Duke Energy Corp.	5,724	386,370
Edison International	2,647	127,480
Entergy Corp.	1,447	100,827
Exelon Corp.	6,946	214,492
FirstEnergy Corp.	3,398	126,881
NextEra Energy, Inc.	3,444	280,617

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Utilities: Electrical (continued)
Northeast Utilities	2,554	$107,319
NRG Energy, Inc.	2,626	70,114
Pepco Holdings, Inc.	2,017	40,663
PG&E Corp.	3,564	162,982
Pinnacle West Capital Corp.	892	49,479
PPL Corp.	4,735	143,281
Public Service Enterprise Group, Inc.	4,110	134,233
SCANA Corp.	1,130	55,483
Southern Co.	7,059	311,514
TECO Energy, Inc.	1,659	28,518
The AES Corp.	5,028	60,286
Wisconsin Energy Corp.	1,861	76,282
Xcel Energy, Inc.	3,967	112,425

		3,391,056
Utilities: Gas Distributors – 0.3%
AGL Resources, Inc.	958	41,060
CenterPoint Energy, Inc.	3,474	81,604
NiSource, Inc.	2,528	72,402
ONEOK, Inc.	1,665	68,781
Sempra Energy	1,838	150,275

		414,122
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	651	38,103

		38,103
Utilities: Telecommunications – 2.7%
AT&T, Inc.(2)	44,608	1,579,123
CenturyLink, Inc.	5,084	179,719
Frontier Communications Corp.	8,109	32,842
Sprint Nextel Corp.(1)	24,457	171,688
Verizon Communications, Inc.	23,218	1,168,794
Windstream Corp.	4,797	36,985

		3,169,151
Total Common Stocks (Cost $59,460,464)		116,578,702

	Principal Amount	Value
U.S. Government Securities – 0.1%

U.S. Treasury Note 3.125% due 5/15/2019(2)	$145,000	157,359
Total U.S. Government Securities (Cost $143,007)		157,359

June 30, 2013 (unaudited)	Principal Amount	Value
Short-Term Investments – 0.1%
U.S. Treasury Bills 0.055% due 7/5/2013(2)	$75,000	$74,999
0.043% due 7/5/2013(2)	10,000	10,000

Total Short-Term Investments (Cost $84,999)		84,999

	Principal Amount	Value
Repurchase Agreements – 2.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $2,783,002, due 7/1/2013(3)	2,783,000	2,783,000
Total Repurchase Agreements (Cost $2,783,000)		2,783,000
Total Investments - 100.0% (Cost $62,471,470)		119,604,060
Other Assets, Net - 0.0%		47,433
Total Net Assets - 100.0%		$119,651,493

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$2,841,631

The table below presents futures contracts as of June 30, 2013.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

E-mini S&P 500 Futures	Goldman Sachs & Co.	38	9/20/2013	$3,039	$(45,293)

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$116,578,702	$—	$—	$116,578,702
U.S. Government Securities	—	157,359	—	157,359
Short-Term Investments	—	84,999	—	84,999
Repurchase Agreements	—	2,783,000	—	2,783,000
Other Financial Instruments:
Financial Futures Contracts	(45,293)	—	—	(45,293)
Total	$116,533,409	$3,025,358	$—	$119,558,767

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$119,604,060
Cash and cash equivalents	3,686
Dividends/interest receivable	145,228
Receivable for fund shares subscribed	506

Total Assets	119,753,480

Liabilities
Payable for fund shares redeemed	26,623
Payable to adviser	17,789
Payable for variation margin	13,870
Accrued trustees’ fees	1,575
Accrued expenses/other liabilities	42,130

Total Liabilities	101,987

Total Net Assets	$119,651,493

Net Assets Consist of:
Paid-in capital	$92,792,556
Accumulated undistributed net investment income	1,095,748
Accumulated net realized loss from investments and futures contracts	(31,324,108)
Net unrealized appreciation on investments and futures contracts	57,087,297

Total Net Assets	$119,651,493

Investments, at Cost	$62,471,470

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	10,168,305
Net Asset Value Per Share	$11.77

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Dividends	$1,252,847
Interest	2,581
Withholding taxes on foreign dividends	(431)

Total Investment Income	1,254,997

Expenses
Investment advisory fees	149,014
Professional fees	17,075
Custodian fees	16,143
Shareholder reports	9,984
Administrative service fees	6,969
Trustees’ fees	2,956
Other expenses	8,005

Total Expenses	210,146

Less: Expense waiver by adviser	(43,252)

Total Expenses, Net	166,894

Net Investment Income	1,088,103

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,779,850
Net realized gain from futures contracts	472,336
Net change in unrealized appreciation/depreciation on investments	11,911,857
Net change in unrealized appreciation/depreciation on futures contracts	(42,861)

Net Gain on Investments and Futures Contracts	14,121,182

Net Increase in Net Assets Resulting from Operations	$15,209,285

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets Six-Month-Ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$1,088,103	$2,147,289
Net realized gain from investments and futures contracts	2,252,186	2,288,854
Net change in unrealized appreciation/depreciation on investments and futures contracts	11,868,996	11,224,704

Net Increase in Net Assets Resulting from Operations	15,209,285	15,660,847

Distributions to Shareholders
Net investment income	—	(2,134,513)

Total Distributions	—	(2,134,513)

Capital Share Transactions
Proceeds from sales of shares	5,180,099	17,468,587
Reinvestment of distributions	—	2,134,513
Cost of shares redeemed	(13,572,053)	(20,588,598)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,391,954)	(985,498)

Net Increase in Net Assets	6,817,331	12,540,836

Net Assets
Beginning of period	112,834,162	100,293,326

End of period	$119,651,493	$112,834,162

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,095,748	$7,645

Other Information:
Shares
Sold	453,203	1,739,999
Reinvested	—	207,234
Redeemed	(1,184,637)	(2,042,897)

Net Decrease	(731,434)	(95,664)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$10.35	$0.11	$1.31	$1.42	$—	$—	$—
Year Ended 12/31/12	9.12	0.20	1.23	1.43	(0.20)	—	(0.20)
Year Ended 12/31/11	9.12	0.17	—	0.17	(0.17)	—	(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$11.77	13.72%	$119,651	0.28%	0.35%	1.82%	1.75%	1%
10.35	15.68%	112,834	0.28%	0.41%	1.97%	1.84%	3%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$2,134,513

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,332)	$(5,131)	$6,463

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$7,645

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $2,084,753 capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$5,754,829
2017	17,800,138
2018	2,431,713

Total	$25,986,680

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $69,918,737. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $51,604,695 and $(1,919,372), respectively, resulting in net unrealized appreciation of $49,685,323.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $837,293 and $6,243,491, respectively, for the six months ended June 30, 2013.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(45,293)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$472,336

	Net change in unrealized appreciation/depreciation on futures contracts	(42,861)

The Fund held an average daily notional value of $2,057,000 E-mini S&P 500 Futures Contracts for the six months ended June 30, 2013.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other was filed in Delaware Superior Court and has since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the transaction in 2011. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS International VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS International VIP Series Commentary

Effective July 1, 2013, RS International Growth VIP Series was renamed “RS International VIP Series.”

Highlights

•	International equity markets, as defined by the MSCI EAFE Index (Gross) [1] (the “Index”), rose 4.47% during the first half of the year.

•	RS International VIP Series (the “Fund”) returned 1.56% during the first half of the year. The Fund’s performance was mixed, notably in its technology holdings. On a relative basis the Fund’s overweight position to emerging markets detracted from performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

During the first half of 2013, Japan was the largest positive driver of international equity markets, as defined by the MSCI EAFE Index. The new Prime Minister is orchestrating a concerted national effort to eradicate deflation, and in doing so he hopes to initiate a cycle of confidence and growth. In our view, the trigger for these changes may have been the persistent strength of the yen, which has fed a perception that Japan has suffered from the unconventional stimulus pursued elsewhere in the world. After a long fallow period, we believe that the Japanese stock market has begun to respond to the Prime Minister’s efforts.

However, emerging markets fell during the first half of 2013 as fear and volatility returned, sparked by the U.S. Federal Reserve’s (the “Fed”) comments about tapering quantitative easing in the U.S. Much of the Fed’s provision of extra liquidity has flowed into emerging markets, with emerging market debt, currencies, and high yielding stocks being the most notable beneficiaries.

During the period, investors worried that as U.S. monetary policy starts to normalize, the pattern of low yields and rising credit levels in emerging markets will start to work in reverse, such that capital will flow back to developed markets, to the detriment of emerging markets.

Performance Update

The Fund returned 1.56% during the first half of 2013, underperforming its benchmark Index, which rose 4.47%. As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Portfolio Review

Commodity prices fell over the first half of the year, and many companies exposed to these areas performed poorly. Mining companies were weak, as were some of the industrial businesses that provide and service mining equipment. The Fund’s holdings in Atlas Copco, a Swedish industrial company, and Fortescue, an Australian mining company, both fared poorly in this environment.

Gree, the Japanese gaming company, also underperformed over the six-month period. Although the company surpassed investor expectations with respect to its international expansion, it underperformed in the Japanese market, from which the majority of its profits are still derived, due to the rise of non-Japanese, competitor smartphones.

Rakuten and Tencent, two of the Fund’s technology holdings, performed well during the period. Rakuten, the Japanese Internet services and finance company, fared well amid rising Japanese markets and strong operational performance. Tencent, China’s largest and most used Internet service portal, maintained strong growth in its online video and ecommerce divisions.

Another positive contributor for the Fund was Fiat, the Italian car company, which performed well on the back of the operational turnaround of its joint venture with Chrysler and the successful launch of new models at Maserati. We believe the chief executive officer of Fiat has been acting as an impressive steward, and that the changes he has implemented may accrue to the long-term benefit of the company and its shareholders.

3

RS INTERNATIONAL VIP SERIES

Outlook

We are encouraged by the focus of Chinese authorities on sustainable long-term growth, rather than short-term gross domestic product targets. In Europe, the market’s fear, in our view, has been indiscriminate in “at risk” countries, but we remain optimistic about the outlook for continued reform and integration. While it remains unclear whether the reflationary policies being undertaken in Japan will represent the start of an effective reform process, we believe that the unanimity of purpose that characterizes much of Japanese culture may give those policies a greater chance of success.

We remain cognizant of the impact on the world economy of stronger growth in the U.S. We believe that economic growth in the U.S. has the potential to accelerate because we believe consumer consumption may increase now that household leverage has declined, and because we believe corporate balance sheets are in good shape.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL VIP SERIES

Characteristics (unaudited)

Total Net Assets: $209,697,430

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.42%
Tencent Holdings Ltd.	People’s Republic of China	3.71%
Atlas Copco AB, Class B	Sweden	3.46%
Prudential PLC	United Kingdom	3.44%
Industria de Diseno Textil S.A.	Spain	3.40%
Rolls-Royce Holdings PLC	United Kingdom	3.08%
L’Oreal S.A.	France	2.95%
Rakuten, Inc.	Japan	2.94%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.79%
ARM Holdings PLC	United Kingdom	2.75%
Total		32.94%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International VIP Series	2/8/91	1.56%	15.50%	10.63%	0.74%	8.20%	7.15%
MSCI EAFE Index[1]		4.47%	19.14%	10.55%	-0.16%	8.16%	5.77%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International VIP Series and in the MSCI EAFE Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,015.60	$4.55	0.91%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.56	0.91%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 97.2%
Australia – 3.5%
Brambles Ltd.	203,917	$1,736,988
Cochlear Ltd.	18,854	1,058,160
Fortescue Metals Group Ltd.	723,899	1,992,780
James Hardie Industries PLC	142,882	1,226,914
Woodside Petroleum Ltd.	42,439	1,351,593

		7,366,435
Brazil – 1.6%
BM&F BOVESPA S.A.	272,400	1,508,891
MercadoLibre, Inc.	16,400	1,767,264

		3,276,155
Chile – 0.4%
Sociedad Quimica y Minera de Chile S.A., ADR	19,200	775,680

		775,680
Denmark – 3.6%
Novo Nordisk A/S, Class B	35,311	5,489,531
Novozymes A/S, Class B	67,260	2,154,352

		7,643,883
France – 7.1%
Essilor International S.A.	29,900	3,185,480
Kering	27,328	5,560,896
L’Oreal S.A.	37,572	6,176,249

		14,922,625
Germany – 2.7%
Aixtron SE(1)	88,581	1,486,163
HeidelbergCement AG	23,400	1,567,820
SMA Solar Technology AG	22,241	660,930
Volkswagen AG	10,062	1,956,304

		5,671,217
Hong Kong – 3.2%
AIA Group Ltd,	537,800	2,265,750
AIA Group Ltd.(2)	617,000	2,599,420
Hong Kong Exchanges & Clearing Ltd.	131,400	1,973,545

		6,838,715
India – 0.6%
Housing Development Finance Corp. Ltd.	82,500	1,197,899

		1,197,899
Italy – 4.0%
Fiat SpA(1)	646,212	4,506,698
UniCredit SpA	835,487	3,905,806

		8,412,504
Japan – 9.6%
Gree, Inc.(1)	161,100	1,429,401
Kyocera Corp.	14,100	1,434,616
Rakuten, Inc.	522,100	6,173,824

June 30, 2013 (unaudited)	Shares	Value
Japan (continued)
Sanrio Co. Ltd.	29,000	$1,345,246
SMC Corp.	20,100	4,029,559
Softbank Corp.	86,300	5,023,517
Yamada Denki Co. Ltd.	15,360	621,915

		20,058,078
Netherlands – 0.8%
ASML Holding NV	12,686	1,001,442
Gemalto NV	8,631	781,474

		1,782,916
Norway – 0.9%
Schibsted ASA	43,066	1,865,324

		1,865,324
People’s Republic of China – 9.6%
Baidu, Inc., ADR(1)	98,100	9,273,393
CNOOC Ltd.	530,000	887,706
New Oriental Education & Technology Group, ADR	51,900	1,149,585
Tencent Holdings Ltd.	199,000	7,770,394
Youku Tudou, Inc., ADR(1)	56,626	1,086,653

		20,167,731
Peru – 1.1%
Credicorp Ltd.	18,549	2,373,530

		2,373,530
Portugal – 1.1%
Jeronimo Martins, SGPS, S.A.	105,748	2,228,801

		2,228,801
Russia – 0.5%
Mail.ru Group Ltd., GDR	34,541	989,945

		989,945
Singapore – 0.6%
Singapore Exchange Ltd.	218,000	1,204,972

		1,204,972
South Korea – 3.1%
Celltrion, Inc.	26,050	947,740
NHN Corp.	10,257	2,604,102
Samsung Electronics Co. Ltd.	2,482	2,901,021

		6,452,863
Spain – 6.5%
Banco Popular Espanol SA(1)	599,191	1,834,341
Banco Santander S.A.	490,682	3,139,992
Distribuidora Internacional de Alimentacion S.A.	207,504	1,567,542
Industria de Diseno Textil S.A.	57,736	7,121,460

		13,663,335
Sweden – 9.1%
Alfa Laval AB	112,771	2,303,384
Atlas Copco AB, Class B	339,129	7,257,607
Elekta AB, Class B	89,559	1,361,167
Investment AB Kinnevik	45,322	1,161,924

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Sweden (continued)
Sandvik AB	198,254	$2,367,811
Svenska Handelsbanken AB, Class A	116,016	4,648,116

		19,100,009
Switzerland – 8.7%
ABB Ltd. (Reg S)(1)	119,339	2,585,116
Compagnie Financiere Richemont S.A., Class A	66,352	5,851,464
Geberit AG	12,304	3,047,990
Syngenta AG (Reg S)	14,102	5,499,199
The Swatch Group AG	2,287	1,249,248

		18,233,017
Taiwan – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	83,466	1,529,097

		1,529,097
Turkey – 1.3%
BIM Birlesik Magazalar A.S.	51,670	1,120,705
Turkiye Garanti Bankasi A.S.	360,557	1,571,663

		2,692,368
United Kingdom – 16.9%
Aggreko PLC	98,936	2,472,853
ARM Holdings PLC	476,000	5,758,208
ASOS PLC(1)	15,104	926,941
BG Group PLC	68,790	1,169,020
British American Tobacco PLC	61,029	3,130,149
Meggitt PLC	462,308	3,642,377
Prudential PLC	441,400	7,204,871
Rolls-Royce Holdings PLC(1)	375,680	6,468,602
Standard Chartered PLC	214,785	4,663,063

		35,436,084
Total Common Stocks (Cost $150,544,541)		203,883,183

	Shares	Value
Preferred Stocks – 1.7%
Brazil – 0.8%
Itau Unibanco Holding S.A., ADR	122,144	1,578,100

		1,578,100
Germany – 0.9%
Porsche Automobil Holding SE	25,782	1,990,953

		1,990,953
Total Preferred Stocks (Cost $3,689,348)		3,569,053

June 30, 2013 (unaudited)	Rights	Value
Rights – 0.0%
France – 0.0%
Groupe Fnac (expires 05/16/15)(1)	27,328	$71,250

		71,250
Total Rights (Cost $91,075)		71,250

	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $1,976,002, due 7/1/2013(3)	$1,976,000	1,976,000
Total Repurchase Agreements (Cost $1,976,000)		1,976,000
Total Investments – 99.9% (Cost $156,300,964)		209,499,486
Other Assets, Net – 0.1%		197,944
Total Net Assets – 100.0%		$209,697,430

(1)	Non-income producing security.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $2,599,420, representing 1.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.625%	5/31/2017	$2,017,348

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL VIP SERIES

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total
Common Stocks	$22,664,914	$181,218,269	*	$—	$203,883,183
Preferred Stocks	1,578,100	1,990,953	*	—	3,569,053
Rights	71,250	—		—	71,250
Repurchase Agreements	—	1,976,000		—	1,976,000
Total	$24,314,264	$185,185,222		$—	$209,499,486

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$209,499,486
Cash and cash equivalents	18
Foreign currency, at value	210,026
Receivable for investments sold	621,217
Dividends/interest receivable	378,051
Receivable for fund shares subscribed	12,017

Total Assets	210,720,815

Liabilities
Payable for investments purchased	601,919
Payable for fund shares redeemed	216,283
Payable to adviser	142,892
Accrued trustees’ fees	3,035
Accrued expenses/other liabilities	59,256

Total Liabilities	1,023,385

Total Net Assets	$209,697,430

Net Assets Consist of:
Paid-in capital	$153,463,713
Accumulated undistributed net investment income	1,872,024
Accumulated net realized gain from investments and foreign currency transactions	1,168,502
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	53,193,191

Total Net Assets	$209,697,430

Investments, at Cost	$156,300,964

Foreign Currency, at Cost	$209,938

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	10,385,522
Net Asset Value Per Share	$20.19

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Dividends	$3,550,043
Interest	83
Withholding taxes on foreign dividends	(287,963)

Total Investment Income	3,262,163

Expenses
Investment advisory fees	888,692
Custodian fees	60,150
Professional fees	18,511
Shareholder reports	16,686
Administrative service fees	13,334
Trustees’ fees	5,677
Other expenses	10,039

Total Expenses	1,013,089

Net Investment Income	2,249,074

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	3,711,078
Net realized gain from foreign currency transactions	7,945
Net change in unrealized appreciation/depreciation on investments	(2,037,284)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(1,173)

Net Gain on Investments and Foreign Currency Transactions	1,680,566

Net Increase in Net Assets Resulting from Operations	$3,929,640

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$2,249,074	$2,561,653
Net realized gain/(loss) from investments and foreign currency transactions	3,719,023	(1,408,790)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,038,457)	36,087,867

Net Increase in Net Assets Resulting from Operations	3,929,640	37,240,730

Distributions to Shareholders
Net investment income	—	(2,454,279)

Total Distributions	—	(2,454,279)

Capital Share Transactions
Proceeds from sales of shares	3,653,817	11,094,503
Reinvestment of distributions	—	2,454,279
Cost of shares redeemed	(18,881,792)	(35,586,764)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,227,975)	(22,037,982)

Net Increase/(Decrease) in Net Assets	(11,298,335)	12,748,469

Net Assets
Beginning of period	220,995,765	208,247,296

End of period	$209,697,430	$220,995,765

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(377,050)

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,872,024	$—

Other Information:
Shares
Sold	173,775	640,838
Reinvested	—	126,509
Redeemed	(902,940)	(1,909,617)

Net Decrease	(729,165)	(1,142,270)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$19.88	$0.21	$0.10	$0.31	$—	$—	$—
Year Ended 12/31/12	16.99	0.23	2.88	3.11	(0.22)	—	(0.22)
Year Ended 12/31/11	19.68	0.27	(2.58)	(2.31)	(0.22)	(0.16)	(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$20.19	1.56%	$209,697	0.91%	0.91%	2.02%	2.02%	6%
19.88	18.35%	220,996	0.92%	0.92%	1.18%	1.18%	21%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%

Distributions reflect actual per share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS International VIP Series (formerly RS International Growth VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments
•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2013 were as shown in the table at the bottom of this page.

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$2,419,346	$(1,361,167)	$1,361,167	$(2,419,346)	$ —	$ —

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES (UNAUDITED)

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES (UNAUDITED)

For periods prior to July 1, 2013, RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC, a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to the Fund for the period from January 1, 2013 through June 30, 2013, subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement were terminated on June 30, 2013. RS Investments commenced managing the Fund directly on July 1, 2013. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee did not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$2,454,279

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(54,904)	$54,904

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$7,389

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2012 were $2,192,124 and have no expiration.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $157,150,209. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $63,930,111 and $(11,580,834), respectively, resulting in net unrealized appreciation of $52,349,277.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $13,722,843 and $27,244,159, respectively, for the six months ended June 30, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political,

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL VIP SERIES (UNAUDITED)

regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund borrowed under the facility as follows:

Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$458,515	1	1.42%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

21

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Emerging Markets VIP Series Commentary

Effective March 1, 2013, Michael Reynal became the portfolio manager of RS Emerging Markets VIP Series. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), had negative performance in the first half of 2013, as concerns over slowing global economic growth, widening political unrest, and the prospect of higher US interest rates dampened investor tolerance for risk.

•	RS Emerging Markets VIP Series (the “Fund”) returned -13.82% in the first half of 2013, underperforming the Index, which returned -9.40%. Stock selection in the financials and energy sectors detracted from the Fund’s performance relative to the Index. Stock selection in the utilities, consumer discretionary, and information technology sectors contributed to relative performance. An underweighting in the underperforming materials sector was also beneficial to the Fund’s performance.

•	The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

In the first half of 2013, share price performance in emerging markets was pressured by a confluence of factors, including tighter liquidity and slowing economic activity in China, budget tightening in India, austerity measures in Europe, and government spending cuts in the US Prospects for slower global economic growth created a difficult environment for many commodities-driven emerging markets in particular. Meanwhile, South Korean market performance suffered on concerns over the competitiveness of the country’s exports in the wake of declines in the Japanese currency. Heightened political unrest also weighed on share price performance in a number of emerging markets, after rising food prices, higher interest rates, and turbulent currencies contributed to rioting in Turkey, Brazil, and Egypt. As the political risk associated with these markets dampened investor confidence, emerging market bond yields widened substantially.

While emerging markets experienced downward volatility throughout the period, declines were most pronounced in the final weeks of the second quarter after the US Federal Reserve signaled it would scale back its accommodative policy of bond purchases if the US economy continued to strengthen. The potential for higher US interest rates and a stronger dollar created additional headwinds for emerging markets, contributing to the heaviest emerging market investment outflows since 2009.

Given the prospect of slower economic growth and infrastructure building in China, the materials and energy sectors were the weakest performing areas of the Index. The more defensive health care and consumer staples sectors outperformed the broader Index. From a regional standpoint, more commodities-driven markets such as Brazil, South Africa, and Russia suffered sharp declines. China and South Korea also underperformed the broader Index. Taiwan delivered positive performance for the period, as did other Southeast Asian markets, including Malaysia, Indonesia, and the Philippines.

Performance Update

The Fund returned -13.82% for the six months ended June 30, 2013, underperforming the Index, which returned -9.40%. As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Portfolio Review

The Fund’s performance relative to the Index was hindered by security selection in the financials sector, where the largest detractor was Sansiri PCL, a real estate investment and development company based in Thailand.

Concerns regarding near-term economic growth prospects, especially in China, also created a challenging environment for a number of the Fund’s energy-related stocks. These included African Petroleum Corp., a Liberia-based oil and gas exploration company that was purchased for the Fund in 2011. The Fund

3

RS EMERGING MARKETS VIP SERIES

continues to focus on energy exploration companies that are using new technologies to explore often underutilized frontier areas.

In light of the less certain Chinese economic outlook, the Fund maintained a modest underweight position in China early in the year. Relative performance was nonetheless hurt by an investment in China Mobile Ltd., the country’s largest cell phone services provider. Nonetheless, we continue to believe that China Mobile is well positioned to benefit from China’s eventual transition to 4G network technology.

On a positive note, a number of stocks in the information technology sector aided relative performance. Among the Fund’s strongest positive contributors in the sector were Kingsoft Corp., a provider of security, enterprise, and video game software, and HCL Technologies Ltd., one of the largest providers of outsourced IT support services in India. The Fund sold its position in Kingsoft during the reporting period.

Stock selection in the consumer discretionary sector also supported the Fund’s relative performance. The Fund’s strongest contributor in this area was Eclat Textile, Co., a

Taiwan-based textile company that continues to report solid revenue growth driven by healthy sales of its flexible knit fabrics to customers such as lululemon athletica and Nike.

Outlook

Looking forward, we believe that the emerging market environment will continue to face challenges with respect to the rising US dollar, pressures on global commodities, China worries, and fears of a bubble burst within the emerging markets bond universe. Nonetheless, we are encouraged by the environment for bottom-up stock selection on the heels of declining stock correlations within the Index, as well as differentiation in country performance. While valuations are historically attractive across emerging markets equities, we believe that investors will likely have to stomach considerable volatility in the near term. Over the long term, we remain confident that markets will continue to reward companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $71,128,147

Geographical Location[2]

Top Ten Holdings[2]

Holdings	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.17%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.03%
Sansiri PCL	Thailand	3.01%
China Construction Bank Corp., H shares	People’s Republic of China	2.36%
iShares MSCI Emerging Markets Index	United States	2.02%
Hyundai Motor Co.	South Korea	1.93%
Petroleo Brasileiro S.A., ADR	Brazil	1.51%
China Unicom Hong Kong Ltd.	People’s Republic of China	1.45%
Tenaga Nasional Bhd	Malaysia	1.45%
Malayan Banking Bhd	Malaysia	1.42%
Total		23.35%
1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-13.82%	-6.13%	-0.58%	-2.10%	13.71%	7.95%
MSCI Emerging Markets Index[1]		-9.40%	3.23%	3.72%	-0.11%	14.02%	5.22%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$861.80	$5.63	1.22%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.74	$6.11	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 90.2%
Brazil – 5.9%
BB Seguridade Participacoes S.A.(1)(2)	28,191	$222,359
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	11,491	522,381
Cosan S.A. Industria e Comercio	9,813	190,248
Fibria Celulose S.A.(2)	34,154	378,834
Grendene S.A.	23,461	213,019
Grupo BTG Pactual	34,658	424,809
Kroton Educacional S.A.	35,098	486,041
Mills Estruturas e Servicos de Engenharia S.A.	26,226	355,071
Petroleo Brasileiro S.A., ADR	79,877	1,071,949
Sao Martinho S.A.	28,100	324,151

		4,188,862
Colombia – 0.4%
Pacific Rubiales Energy Corp.	17,137	304,985

		304,985
Egypt – 0.5%
Orascom Telecom Holding SAE, GDR (Reg S)(2)	136,779	384,349

		384,349
Hong Kong – 2.8%
AAC Technologies Holdings, Inc.	97,369	543,791
Man Wah Holdings Ltd.	302,162	376,243
Melco International Development Ltd.	247,150	465,003
Xinyi Glass Holdings Ltd.	804,658	622,281

		2,007,318
India – 5.9%
Emami Ltd.	47,715	381,309
Emami Ltd.(2)	33,278	265,934
HCL Technologies Ltd.	50,050	649,013
ICICI Bank Ltd., ADR	18,609	711,794
Indiabulls Housing Finance Ltd.(2)(3)(4)	71,272	325,397
Infrastructure Development Finance Co. Ltd.	154,753	331,464
Oil & Natural Gas Corp. Ltd.	51,098	284,704
Sterlite Industries India Ltd., ADR	47,184	275,555
Union Bank of India Ltd.	165,215	514,818
United Phosphorus Ltd.	211,759	484,745

		4,224,733
Indonesia – 1.3%
PT Bank Negara Indonesia (Persero) Tbk	573,377	246,789
PT Telekomunikasi Indonesia (Persero) Tbk	612,660	682,294

		929,083
Liberia – 0.2%
African Petroleum Corp. Ltd.(2)	1,071,512	146,993

		146,993

June 30, 2013 (unaudited)	Shares	Value
Malaysia – 5.5%
Astro Malaysia Holdings Bhd	611,091	$584,501
IJM Corp. Bhd	347,243	620,174
Malayan Banking Bhd	308,781	1,013,059
Sapurakencana Petroleum Bhd(2)	523,302	675,154
Tenaga Nasional Bhd	393,919	1,033,616

		3,926,504
Mexico – 5.2%
Alsea S.A.B. de C.V	128,323	304,233
America Movil S.A.B. de C.V., ADR, Series L	16,027	348,587
Cemex S.A.B. de C.V.(2)	682,218	723,420
Fomento Economico Mexicano S.A.B. de C.V., ADR	6,992	721,504
Gruma S.A.B. de C.V., Class B(2)	106,854	485,721
Grupo Financiero Banorte S.A.B. de C.V., Class O	33,051	197,427
Grupo Mexico S.A.B. de C.V., Series B	186,554	539,904
OHL Mexico SAB de C.V.(2)	147,718	351,127

		3,671,923
People’s Republic of China – 16.4%
Agricultural Bank of China Ltd., H shares	1,668,427	682,033
Anhui Conch Cement Co. Ltd., H shares	172,955	463,863
China Construction Bank Corp., H shares	2,389,497	1,679,143
China Mobile Ltd.	87,843	912,023
China Oil & Gas Group Ltd.	1,785,308	359,418
China Pacific Insurance (Group) Co. Ltd., H shares	103,500	328,124
China Petroleum & Chemical Corp., H shares	1,423,594	996,181
China Southern Airlines Co. Ltd., H shares	1,407,375	565,925
China Unicom Hong Kong Ltd.	784,325	1,034,098
Great Wall Motor Co. Ltd., H shares	161,000	685,940
Haitong Securities Co. Ltd., H shares(2)	312,883	376,113
Huaneng Power International, Inc., H shares	639,240	634,317
Shenzhou International Group Holdings Ltd.	128,591	370,503
Shimao Property Holdings Ltd.	329,126	649,114
Sihuan Pharmaceutical Holdings Group Ltd.	319,481	208,747
SouFun Holdings Ltd., ADR	10,869	269,769
Sunac China Holdings Ltd.	1,000,601	657,508
Tencent Holdings Ltd.	20,305	792,853

		11,665,672

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Peru – 0.6%
Credicorp Ltd.	3,258	$416,894

		416,894
Philippines – 1.5%
Alliance Global Group, Inc.	821,715	441,769
Megaworld Corp.	3,455,706	262,775
Philippine Long Distance Telephone Co.	5,278	358,453

		1,062,997
Poland – 1.1%
Polskie Gornictwo Naftowe i Gazownictwo S.A.(2)	221,515	386,990
Powszechna Kasa Oszczednosci Bank Polski S.A.	36,658	392,691

		779,681
Russia – 5.8%
Aeroflot - Russian Airlines OJSC(3)	223,956	386,293
Eurasia Drilling Co. Ltd, GDR (Reg S)	10,726	400,402
Gazprom OAO, ADR	56,866	373,610
Lukoil OAO, ADR	13,422	773,778
Magnit OJSC(3)	1,134	260,628
Magnit OJSC, GDR, (Reg S)(2)	5,162	295,266
Mobile TeleSystems, ADR	36,653	694,208
Phosagro OAO, GDR, (Reg S)(1)(3)	8,934	108,101
Phosagro OAO, GDR, (Reg S)	24,157	292,300
Sberbank of Russia, ADR	44,354	503,263

		4,087,849
Singapore – 0.9%
Thai Beverage PCL	1,313,682	610,783

		610,783
South Africa – 4.5%
Imperial Holdings Ltd.	16,817	356,993
Mediclinic International Ltd.	32,385	224,590
MMI Holdings Ltd.	316,084	707,734
Mondi PLC	46,510	579,077
Sasol Ltd.	22,935	998,538
Woolworths Holdings Ltd.	54,366	354,367

		3,221,299
South Korea – 13.7%
Hanmi Pharm Co. Ltd.(2)	1,496	197,374
Hyundai Engineering & Construction Co. Ltd.	10,682	519,452
Hyundai Motor Co.	7,015	1,375,856
KB Financial Group, Inc.	12,774	378,847
Kolao Holdings	13,823	354,562
Korea Electric Power Corp.(2)	19,970	459,330
LG Chem Ltd.	2,053	452,106
POSCO, ADR	3,532	229,863
Samsung Electronics Co. Ltd.	2,536	2,964,137
Samsung Heavy Industries Co. Ltd.	23,593	734,135
SK Hynix, Inc.(2)	26,652	723,406

June 30, 2013 (unaudited)	Shares	Value
South Korea – (continued)
SK Telecom Co. Ltd., ADR	28,494	$579,283
Sung Kwang Bend Co. Ltd.	34,497	788,675

		9,757,026
Taiwan – 10.0%
Advantech Co. Ltd.	173,085	820,932
Chailease Holding Co. Ltd.	130,028	304,334
Eclat Textile Co. Ltd.	51,775	380,024
Elan Microelectronics Corp.	154,188	343,633
Everlight Electronics Co. Ltd.	238,446	389,045
Huaku Development Co. Ltd.	168,000	483,089
Novatek Microelectronics Corp.	165,156	795,700
SinoPac Financial Holdings Co. Ltd.	1,598,253	755,849
Taiwan Semiconductor Manufacturing Co. Ltd.	792,470	2,868,816

		7,141,422
Thailand – 5.6%
Kiatnakin Bank PCL	388,704	660,015
Krung Thai Bank PCL	727,523	472,794
PTT Global Chemical PCL	307,272	678,409
Sansiri PCL	21,437,524	2,140,560

		3,951,778
Turkey – 1.3%
Akfen Holding A.S.	109,233	261,957
Ulker Biskuvi Sanayi A.S.	48,679	353,016
Yapi ve Kredi Bankasi A.S.	139,826	317,877

		932,850
United Arab Emirates – 1.1%
Emaar Properties PJSC	286,579	407,087
First Gulf Bank PJSC	80,674	350,977

		758,064
Total Common Stocks (Cost $67,572,958)		64,171,065

	Shares	Value
Exchange-Traded Funds – 2.0%
United States – 2.0%
iShares MSCI Emerging Markets Index	37,307	1,438,931

		1,438,931
Total Exchange - Traded Funds (Cost $1,584,940)		1,438,931

	Shares	Value
Preferred Stocks – 3.1%
Brazil – 3.1%
Banco Bradesco S.A.	47,267	610,074
Itau Unibanco Holding S.A.	67,377	868,728

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2013 (unaudited)	Shares	Value
Brazil – (continued)
Vale S.A.	56,532	$685,321

		2,164,123
Total Preferred Stocks (Cost $2,690,313)		2,164,123

	Principal Amount	Value
Repurchase Agreements — 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $2,324,002, due 7/1/2013(5)	$2,324,000	2,324,000
Total Repurchase Agreements (Cost $2,324,000)		2,324,000
Total Investments - 98.6% (Cost $74,172,211)		70,098,119
Other Assets, Net - 1.4%		1,030,028
Total Net Assets - 100.0%		$71,128,147

(1)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $330,460, representing 0.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	Non-income producing security.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Indiabulls Housing Finance Ltd.	71,272	$345,487	$325,397	3/8/2013	0.46%

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.625%	5/31/2017	$2,371,614

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total
Common Stocks
Other	$14,275,766	$49,569,902	*	$—	$63,845,668
Indiabulls Housing Finance Ltd.	—	—		325,397	325,397
Exchange-Traded Funds	1,438,931	—		—	1,438,931
Preferred Stocks	2,164,123	—		—	2,164,123
Repurchase Agreements	—	2,324,000		—	2,324,000
Total	$17,878,820	$51,893,902		$325,397	$70,098,119

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/2012	$—
Change in unrealized appreciation/(depreciation)	—
Net realized gain/loss	—
Purchases	—
Sales	—
Transfers into/out of Level 3	325,397
Balance as of 6/30/2013	$325,397

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$70,098,119
Cash and cash equivalents	541
Foreign currency, at value	250,861
Receivable for investments sold	1,715,526
Dividends/interest receivable	431,971
Receivable for fund shares subscribed	126
Prepaid expenses	3

Total Assets	72,497,147

Liabilities
Payable for investments purchased	1,214,024
Payable for fund shares redeemed	61,246
Payable to adviser	61,010
Accrued trustees’ fees	1,284
Accrued expenses/other liabilities	31,436

Total Liabilities	1,369,000

Total Net Assets	$71,128,147

Net Assets Consist of:
Paid-in capital	$61,203,632
Accumulated net investment loss	(770,999)
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	14,769,842
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(4,074,328)

Total Net Assets	$71,128,147

Investments, at Cost	$74,172,211

Foreign Currency, at Cost	$250,861

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	4,580,278
Net Asset Value Per Share	$15.53

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Dividends	$1,092,151
Interest	93
Withholding taxes on foreign dividends	(100,916)

Total Investment Income	991,328

Expenses
Investment advisory fees	421,593
Custodian fees	53,655
Professional fees	13,605
Shareholder reports	10,196
Administrative service fees	5,342
Trustees’ fees	2,306
Other expenses	6,575

Total Expenses	513,272

Net Investment Income	478,056

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	14,684,391
Net realized loss from foreign currency transactions	(176,805)
Foreign capital gains tax	(127,815)
Net change in unrealized appreciation/depreciation on investments	(26,716,430)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(1,051)
Net change in accrued foreign capital gains tax	73,235

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(12,264,475)

Net Decrease in Net Assets Resulting from Operations	$(11,786,419)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$478,056	$647,510
Net realized gain from investments, foreign currency transactions and foreign capital gains tax	14,379,771	5,632,911
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(26,644,246)	6,276,696

Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,786,419)	12,557,117

Distributions to Shareholders
Net investment income	—	(613,542)
Net realized gain on investments	—	(3,221,468)

Total Distributions	—	(3,835,010)

Capital Share Transactions
Proceeds from sales of shares	2,912,565	6,271,126
Reinvestment of distributions	—	3,835,010
Cost of shares redeemed	(12,078,283)	(23,880,560)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,165,718)	(13,774,424)

Net Decrease in Net Assets	(20,952,137)	(5,052,317)

Net Assets
Beginning of period	92,080,284	97,132,601

End of period	$71,128,147	$92,080,284

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,249,055)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(770,999)	$—

Other Information:
Shares
Sold	167,727	339,602
Reinvested	—	216,667
Redeemed	(696,372)	(1,313,682)

Net Decrease	(528,645)	(757,413)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/13[1]	$18.02	$0.08	$(2.57)	$(2.49)	$—	$—	$—	$—
Year Ended 12/31/12	16.56	0.09	2.15	2.24	(0.13)	(0.65)	—	(0.78)
Year Ended 12/31/11	24.48	0.09	(5.30)	(5.21)	—	(2.71)	—	(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	—	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$15.53	(13.82)%	$71,128	1.22%	1.22%	1.13%	1.13%	154%	[4]
18.02	13.59%	92,080	1.27%	1.27%	0.66%	0.66%	47%
16.56	(20.97)%	97,133	1.19%	1.19%	0.60%	0.60%	41%
24.48	19.13%	152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%

Distributions reflect actual per share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and asked prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had an equity security classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
Common Stocks	$—	$ (146,923)	$ 146,923	$(325,397)	$325,397	$—

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC, a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to the Fund for the period from January 1, 2013 through February 28, 2013, subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement were terminated on February 28, 2013. RS Investments commenced managing the Fund directly on March 1, 2013. Payment of the sub-investment advisory fee and sub-sub-investment advisory fee did not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$519,087	$3,315,923

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$420,144	$(420,144)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Long-Term Capital Gains
$965,399

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $75,824,408. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $3,987,008 and $(9,713,297), respectively, resulting in net unrealized depreciation of $(5,726,289).

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $126,337,406 and $137,152,672, respectively, for the six months ended June 30, 2013.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund borrowed under the facility as follows:

Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$608,261	18	1.41%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

In August 2013, RS Investments made a contribution of $516,861 to the Fund as compensation related to an operating error. This operating error resulted in the Fund buying, between May 2013 and June 2013, more of two securities than RS Investments intended. During this period, the Fund experienced a loss on these securities.

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

21

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Investment Quality Bond VIP Series Commentary

Highlights

•	After starting out the year on a positive note, the fixed income market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the market.

•	RS Investment Quality Bond VIP Series (the “Fund”) delivered a negative return for the six months ended June 30, 2013 and underperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s yield curve positioning was the key detractor from performance relative to the Index. Security selection contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality.

Performance Update

The Fund returned -2.97% for the six months ended June 30, 2013, underperforming a -2.44% Index return.

Portfolio Review

The Fund’s yield curve positioning was the chief detractor from performance relative to the Index. Commercial mortgage-backed securities (CMBS) and Agency mortgage-backed security (MBS) pass-throughs, which were hard hit by the second quarter market correction, also detracted from performance. On a positive note, the Fund’s holdings in corporate bonds had a positive impact on relative performance due to strong security selection.

We viewed widening spreads in several sectors during the second quarter as an opportunity to add to holdings that we think have the potential to benefit from an improving economy and a stronger housing market. We added to the Fund’s corporate bond holdings, as we believe that companies with solid fundamentals will be among the most direct beneficiaries of improvements in the economy. We also increased the Fund’s modest overweight in non-Agency MBS and its more substantial overweight in CMBS. In both sectors, supply has been limited, which has helped to support prices, and we have focused on shorter duration, seasoned bonds that we believe provide ample credit support.

In CMBS, new investments included issues backed by single properties and less common commercial real estate assets, such as billboards and cell phone towers. The Fund increased its exposure to non-Agency hybrid adjustable rate mortgages, which we believe may benefit from the housing recovery, while also providing some downside protection if interest rates rise unexpectedly.

During the six-month period, we deepened the Fund’s underweight in Agency MBS, which are directly affected by speculation about the Fed’s bond-buying plans. Our underweight positioning in Agency MBS contributed to relative performance during the period.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. At the same time, we recognize that uncertainty over near-term Fed policy could contribute to heightened volatility in the fixed income markets. We will continue to closely monitor economic and market developments, and may adjust the Fund’s positions as appropriate. Mitigating downside risks remains one of our top priorities, but we also have sought to position the Fund to benefit from continued improvements in the economy and credit markets. We plan to focus our risk taking in areas where we believe the fundamentals, structure, and potential rewards should adequately compensate the Fund for risk.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $766,758,039

Sector Allocation

Bond Quality Allocation[2]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2043	4.21%
U.S. Treasury Notes	1.750%	5/15/2023	3.99%
U.S. Treasury Notes	1.375%	5/31/2020	3.11%
FNMA Mortgage Pass-Through	3.500%	12/1/2043	1.81%
U.S. Treasury Notes	1.000%	5/31/2018	1.47%
FNMA Mortgage Pass-Through	4.500%	12/1/2043	1.39%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	1.34%
FHLMC-CMO	5.500%	9/15/2035	1.11%
CNH Equipment Trust	0.870%	9/16/2019	1.03%
JPMorgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	1.02%
Total			20.48%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	-2.97%	-0.36%	4.03%	5.71%	4.65%	7.39%
Barclays U.S. Aggregate Bond Index[1]		-2.44%	-0.69%	3.51%	5.19%	4.52%	7.75%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$970.30	$2.74	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.02	$2.81	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities – 4.9%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$7,000,000	$7,051,170
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.453% due 4/25/2033(1)	819,928	819,944
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(2)	3,600,000	3,657,010
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	74,406	75,141
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	490,268	486,656
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019(3)	8,000,000	7,871,104
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)(3)	6,574,375	7,018,494
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019(3)	5,550,000	5,492,574
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)(3)	5,193,214	5,421,077

Total Asset Backed Securities (Cost $37,506,348)		37,893,170

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(3)	3,182,740	3,304,916
Bear Stearns Commercial Mortgage Securities 2003-3 2A 2.67% due 10/25/2033(1)	3,741,153	3,703,214
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	94,405	94,516
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	564,115	582,598
Countrywide Alternative Loan Trust 2004-35T2 A1
6.00% due 2/25/2035	299,068	303,066
2006-19CB A15 6.00% due 8/25/2036	1,263,334	1,075,012

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Home Loans Trust 2003-J7 2A12
5.00% due 8/25/2033	$1,790,097	$1,854,054
2004-5 2A9
5.25% due 5/25/2034	1,263,883	1,295,631
2003-11 A31
5.50% due 5/25/2033	2,194,282	2,288,081
2002-19 1A1
6.25% due 11/25/2032	491,505	497,415
FHLMC 2663 VQ
5.00% due 6/15/2022	2,800,000	2,852,494
1534 Z
5.00% due 6/15/2023	384,752	383,012
3227 PR
5.50% due 9/15/2035(3)	8,043,467	8,491,279
FNMA 2012-139 NZ
3.00% due 12/25/2042	4,539,249	4,297,353
2013-13 UZ
4.00% due 3/25/2043	5,143,289	4,941,458
2013-54 ZP
4.00% due 6/25/2043	3,798,938	3,697,016
2002-77 QG
5.50% due 12/25/2032	2,926,643	3,295,058
GNMA 1997-19 PG 6.50% due 12/20/2027	1,864,983	2,097,653
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	1,771,584	1,847,560
JPMorgan Mortgage Trust 2005-A3 11A2
4.225% due 6/25/2035(1)(3)	5,901,777	5,777,397
2004-S2 1A3
4.75% due 11/25/2019	1,781,117	1,796,095
Master Adjustable Rate Mortgages Trust 2004-13 3A1 2.626% due 11/21/2034(1)	4,004,104	4,086,304
Master Asset Securitization Trust 2003-5 2A1
5.00% due 6/25/2018	623,659	649,963
2003-10 3A7
5.50% due 11/25/2033	671,714	704,577
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.54% due 2/25/2035(1)	5,250,858	5,248,301
Prime Mortgage Trust 2004-2 A3
5.25% due 11/25/2019	454,325	473,369
2003-3 A9
5.50% due 1/25/2034	2,610,522	2,656,052
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	468,726	481,863

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I
2005-S1 2A1
4.75% due 2/25/2020	$810,849	$833,235
2005-S3 A1
4.75% due 3/25/2020	1,656,810	1,702,243
2006-S3 A7
5.50% due 3/25/2036	1,036,933	926,538
Structured Asset Securities Corp.
2004-21XS 2A6A
4.74% due 12/25/2034(1)	1,035,452	1,046,424
2005-1 4A1
5.00% due 2/25/2020	1,006,657	1,027,633
2004-20 7A1
5.25% due 11/25/2034	2,285,890	2,355,025
Wells Fargo Mortgage Backed Securities Trust
2005-AR12 2A6
2.64% due 6/25/2035(1)(3)	4,096,558	4,044,851
2004-Y 3A1
2.746% due 11/25/2034(1)	4,533,566	4,428,396
2005-1 1A1
4.75% due 1/25/2020	1,041,920	1,085,215
2005-2 2A1
4.75% due 4/25/2020(3)	890,941	919,105
2006-1 A3
5.00% due 3/25/2021	1,700,815	1,744,169
2006-7 1A1
5.25% due 6/25/2021	327,593	336,287
2004-6 A4
5.50% due 6/25/2034	1,927,100	2,028,996
2007-13 A7
6.00% due 9/25/2037	1,390,418	1,335,152

Total Collateralized Mortgage Obligations (Cost $92,526,887)		92,588,576

	Principal Amount	Value
Senior Secured Loans – 3.0%
Food And Beverage – 0.5%
HJ Heinz Co. Term Loan B1 3.25% due 6/7/2019(1)	4,000,000	3,992,720

		3,992,720
Gaming – 0.6%
Scientific Games International, Inc. New Term Loan B 4.25% due 5/22/2020(1)	5,000,000	4,920,850

		4,920,850
Healthcare – 0.5%
Fresenius Medical Care Holdings, Inc. Term Loan A 1.945% due 10/26/2017(1)	3,200,000	3,196,000
IMS Health, Inc. Term Loan B1 3.75% due 9/1/2017(1)	722,834	721,931

		3,917,931

June 30, 2013 (unaudited)	Principal Amount	Value
Pharmaceuticals – 1.2%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(1)	$1,951,370	$1,957,790
RPI Finance Trust
New Term Loan Tranche 1
3.25% due 11/9/2016(1)	5,820,144	5,821,948
New Term Loan Tranche 2
3.50% due 5/9/2018(1)	1,188,859	1,189,156

		8,968,894
Refining – 0.2%
Tesoro Corp. Term Loan B 2.523% due 1/29/2016(1)	1,600,000	1,598,000

		1,598,000
Total Senior Secured Loans (Cost $23,463,843)		23,398,395

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 18.2%
American Tower Trust I 13 2A 3.07% due 3/15/2048(2)(3)	4,000,000	3,820,540
Banc of America Commercial Mortgage, Inc. 2005-6 A4
5.358% due 9/10/2047(1)(3)	5,800,000	6,252,841
2006-2 A4
5.919% due 5/10/2045(1)(3)	3,400,000	3,754,413
Bear Stearns Commercial Mortgage Securities
2005-PW10 A4
5.405% due 12/11/2040(1)	3,735,000	4,000,984
2005-PW10 AM
5.449% due 12/11/2040(1)	3,466,000	3,705,733
CGRBS Commercial Mortgage Trust 2013-VN05 TH 3.369% due 3/13/2035	4,000,000	3,810,728
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	594,853	598,535
Citigroup Commercial Mortgage Trust
2013-375P
3.634% due 5/10/2023	4,100,000	3,892,876
2006-C5 A4
5.431% due 10/15/2049(3)	6,320,000	7,000,361
Commercial Mortgage Trust
2012-CR4 AM
3.251% due 10/15/2045	2,200,000	2,060,232
2013-LC6 AM
3.282% due 1/10/2046	3,938,000	3,685,082
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	5,800,000	6,655,355

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)	$2,100,000	$2,240,963
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(2)	4,500,000	4,956,863
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(2)	4,915,663	4,913,008
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,237,764
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	3,419,102	3,482,208
GS Mortgage Securities Corp. II
2012-GCJ7 A4
3.377% due 5/10/2045(3)	7,300,000	7,194,982
2012-ALOH A
3.551% due 4/10/2034(2)	5,662,000	5,574,822
Irvine Core Office Trust 2013-IRV B 3.305% due 5/15/2048(1)(2)	2,140,000	1,878,800
JPMorgan Chase Commercial Mortgage Securities Corp.
2012-HSBC A
3.093% due 7/5/2032(2)	3,850,000	3,660,122
2005-LDP3 A4
4.936% due 8/15/2042(1)(3)	4,280,000	4,544,859
2005-LDP5 A4
5.367% due 12/15/2044(1)(3)	4,705,000	5,077,358
2007-CB18 A4
5.44% due 6/12/2047	7,045,000	7,805,465
2006-LDP7 AM
6.056% due 4/15/2045(1)	2,000,000	2,197,592
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)	443,105	444,770
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.458% due 11/12/2037(1)(3)	5,992,298	6,430,934
Morgan Stanley Capital I
2005-IQ10 A4A
5.23% due 9/15/2042(1)	1,722,006	1,834,694
2005-HQ7 AAB
5.355% due 11/14/2042(1)	1,182,524	1,182,387
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020(3)	2,190,000	2,285,819
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(2)	3,850,000	3,545,084

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
SBA Tower Trust
2.24% due 4/15/2018(2)	$1,500,000	$1,468,728
Nt.
4.254% due 4/15/2015(2)(3)	5,970,000	6,179,637
VNO Mortgage Trust
2012-6AVE A
2.996% due 11/15/2030(2)	1,925,000	1,794,502
2012-6AVE B
3.298% due 11/15/2030(2)	1,925,000	1,801,242
Wachovia Bank Commercial Mortgage Trust
2004-C10 A4
4.748% due 2/15/2041	1,603,460	1,625,174
2005-C18 A4
4.935% due 4/15/2042	2,495,000	2,633,762
2004-C11 A5
5.215% due 1/15/2041(1)	3,394,295	3,489,634

Total Commercial Mortgage-Backed Securities (Cost $140,927,838)		139,718,853

	Principal Amount	Value
Corporate Bonds – 30.5%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	500,000	640,179

		640,179
Automotive – 0.8%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,575,477
Ford Motor Credit Co. LLC
Sr. Nt.
4.25% due 9/20/2022	1,000,000	982,866
8.00% due 6/1/2014	2,250,000	2,379,681
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	1,500,000	1,564,050

		6,502,074
Banking – 6.2%
Ally Financial, Inc. 4.50% due 2/11/2014(3)	1,500,000	1,512,750
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	2,700,000	2,997,122
Citigroup, Inc.
Sr. Nt.
4.50% due 1/14/2022	1,400,000	1,458,561
6.125% due 11/21/2017	1,400,000	1,591,169
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	1,200,000	1,349,983
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,350,000	1,575,488

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	$1,500,000	$1,494,375
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	700,000	719,476
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,789,725
Intesa Sanpaolo SpA Sr. Nt. 3.875% due 1/16/2018	1,900,000	1,824,401
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023	1,700,000	1,582,972
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,300,000	1,462,777
Morgan Stanley
Sr. Nt.
3.75% due 2/25/2023	1,000,000	956,283
5.95% due 12/28/2017(3)	4,000,000	4,438,164
Rabobank Nederland 3.95% due 11/9/2022	1,600,000	1,530,035
Regions Bank Sub. Nt. 7.50% due 5/15/2018	4,000,000	4,665,628
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	1,600,000	1,522,512
Skandinaviska Enskilda Banken AB Sr. Nt. 1.75% due 3/19/2018(2)	4,250,000	4,133,125
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(2)	1,700,000	1,581,418
The Goldman Sachs Group, Inc.
Sub. Nt.
5.625% due 1/15/2017	2,770,000	3,002,084
Sr. Nt.
5.75% due 1/24/2022	1,750,000	1,930,273
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	1,600,000	1,766,726
USB Realty Corp. Jr. Sub. Nt. 1.424% due 1/15/2017(1)(2)(4)	950,000	817,000
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	1,700,000	1,901,924

		47,603,971
Brokerage – 0.5%
KKR Group Finance Co. 6.375% due 9/29/2020(2)	2,600,000	2,955,158
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	1,200,000	1,268,197

		4,223,355

June 30, 2013 (unaudited)	Principal Amount	Value
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	$1,350,000	$1,520,250
Owens Corning, Inc. 4.20% due 12/15/2022	2,000,000	1,937,974

		3,458,224
Chemicals – 1.5%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	1,700,000	1,644,303
Celanese US Holdings LLC 5.875% due 6/15/2021	3,500,000	3,710,000
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	1,300,000	1,419,565
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	553,779
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019	2,100,000	2,285,002
NewMarket Corp. 4.10% due 12/15/2022	1,600,000	1,550,155

		11,162,804
Diversified Manufacturing – 0.5%
ABB Finance USA, Inc. 2.875% due 5/8/2022	1,700,000	1,628,704
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	890,445
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	1,600,000	1,577,765

		4,096,914
Electric – 1.0%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035(3)	750,000	787,261
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,641,024
Nevada Power Co. 6.65% due 4/1/2036	600,000	753,825
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,806,387
Union Electric Co. Sr. Sec. Nt. 3.90% due 9/15/2042	1,500,000	1,366,489
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,264,181

		7,619,167
Energy – Integrated – 0.5%
BP Capital Markets PLC 4.50% due 10/1/2020	2,600,000	2,820,709

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Energy – Integrated (continued)
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	$1,000,000	$1,153,232

		3,973,941
Entertainment – 0.2%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,810,442

		1,810,442
Food And Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042	3,200,000	2,772,528
Constellation Brands, Inc. 4.25% due 5/1/2023	2,800,000	2,642,500
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,317,220

		6,732,248
Gaming – 0.1%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	525,000	527,625

		527,625
Government Related – 1.4%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(2)	1,600,000	1,480,000
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,422,600	1,550,634
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,560,783
Petrobras International Finance Co. 5.875% due 3/1/2018	2,950,000	3,174,769
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,691,000

		10,457,186
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	500,000	598,727

		598,727
Healthcare – 0.6%
Amsurg Corp. 5.625% due 11/30/2020	2,000,000	2,000,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	655,103
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,638,750

		4,293,853

June 30, 2013 (unaudited)	Principal Amount	Value
Home Construction – 0.5%
Toll Brothers Finance Corp. 5.875% due 2/15/2022	$3,500,000	$3,657,500

		3,657,500
Independent Energy – 1.5%
Bonanza Creek Energy, Inc. Sr. Nt. 6.75% due 4/15/2021	2,000,000	2,074,905
Chesapeake Energy Corp. 7.25% due 12/15/2018	2,000,000	2,230,000
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	2,300,000	2,359,779
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	3,200,000	3,133,139
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,692,000

		11,489,823
Industrial – Other – 0.2%
URS Corp. 5.50% due 4/1/2022(2)	1,500,000	1,547,841

		1,547,841
Insurance – Life – 0.9%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,124,410
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	500,000	511,250
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,100,000	1,344,152
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	800,000	872,098
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	1,200,000	1,465,491
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	1,100,000	1,225,607

		6,543,008
Insurance P&C – 1.2%
Assurant, Inc. Sr. Nt. 4.00% due 3/15/2023	2,750,000	2,662,058
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,672,093
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	3,100,000	2,951,730
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	1,600,000	1,712,000

		8,997,881

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Media Cable – 0.6%
Comcast Corp. 6.45% due 3/15/2037	$1,000,000	$1,195,699
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,203,616
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,541,250

		4,940,565
Metals And Mining – 0.8%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019(3)	1,500,000	1,850,952
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	1,500,000	1,362,535
Steel Dynamics, Inc. 5.25% due 4/15/2023(2)	1,750,000	1,715,000
Vale Overseas Ltd. 6.25% due 1/23/2017	1,200,000	1,340,771

		6,269,258
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	3,000,000	3,180,000

		3,180,000
Non Captive Diversified – 1.0%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(2)(3)	3,000,000	3,048,750
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032	1,000,000	1,199,025
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	3,800,000	3,496,000

		7,743,775
Oil Field Services – 1.1%
Nabors Industries, Inc. 4.625% due 9/15/2021	3,150,000	3,096,406
Transocean, Inc. 6.00% due 3/15/2018	2,550,000	2,857,634
Weatherford Bermuda
5.125% due 9/15/2020	1,500,000	1,572,216
6.50% due 8/1/2036	1,200,000	1,214,718

		8,740,974
Packaging – 0.5%
Ball Corp. 5.00% due 3/15/2022(3)	2,600,000	2,587,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	1,500,000	1,485,000

		4,072,000

June 30, 2013 (unaudited)	Principal Amount	Value
Paper – 0.8%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	$2,675,000	$2,982,895
Rock Tenn Co. 4.90% due 3/1/2022	3,200,000	3,298,144

		6,281,039
Pharmaceuticals – 0.4%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	3,150,000	3,382,580

		3,382,580
Pipelines – 1.5%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,778,955
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,716,654
Energy Transfer Partners LP
Sr. Nt.
5.15% due 2/1/2043(3)	2,000,000	1,817,844
8.50% due 4/15/2014(3)	750,000	793,442
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)(3)	1,600,000	1,784,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	3,500,000	3,761,461

		11,652,356
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	1,250,000	1,195,624

		1,195,624
REITs – 0.9%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,242,326
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,149,010
ProLogis LP 6.875% due 3/15/2020	1,500,000	1,740,506
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	1,600,000	1,661,456

		6,793,298
Supermarkets – 0.2%
Delhaize Group SA 5.70% due 10/1/2040	1,600,000	1,519,992

		1,519,992
Technology – 0.5%
Apple, Inc. Sr. Nt. 3.85% due 5/4/2043(3)	4,500,000	3,997,044

		3,997,044

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Transportation Services – 0.2%
Sydney Airport Finance Co. Pty Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(2)	$1,600,000	$1,509,534

		1,509,534
Wireless – 1.1%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(3)	3,000,000	3,249,567
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,585,129
Sprint Nextel Corp. Sr. Nt. 6.00% due 12/1/2016	3,000,000	3,165,000
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	350,000	386,439

		8,386,135
Wirelines – 1.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	1,200,000	1,334,119
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	850,000	1,179,181
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	335,000	455,127
Qwest Communications International, Inc. 7.125% due 4/1/2018	1,500,000	1,556,250
Telecom Italia Capital 5.25% due 10/1/2015	550,000	577,348
Telecom Italia Capital SA 5.25% due 11/15/2013	1,500,000	1,518,798
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	1,250,000	1,455,495

		8,076,318
Total Corporate Bonds (Cost $229,161,146)		233,677,255

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA
2.693% due 12/1/2036(1)	570,399	607,726
2.815% due 8/1/2046(1)	259,262	273,066

Total Hybrid ARMS (Cost $834,489)		880,792

June 30, 2013 (unaudited)	Principal Amount	Value
Mortgage Pass-Through Securities – 13.9%
FHLMC
4.00% due 12/1/2040 -1/1/2041	$8,933,317	$9,295,105
7.00% due 9/1/2038	232,154	264,878
FNMA
3.00% due 12/1/2043(5)	33,050,000	32,290,881
3.50% due 6/1/2042	4,562,345	4,637,638
3.50% due 12/1/2043(5)	13,680,000	13,887,337
4.00% due 9/1/2040(3)	9,888,325	10,302,106
4.00% due 11/1/2040	5,769,988	6,013,991
4.50% due 12/1/2043(5)	10,100,000	10,687,062
5.00% due 4/1/2023 -12/1/2039	7,401,035	7,962,281
5.00% due 11/1/2039(3)	4,034,817	4,348,441
5.50% due 1/1/2038 -2/1/2039	4,965,799	5,385,769
6.00% due 8/1/2021	303,743	332,081
6.50% due 7/1/2014 -12/1/2014	12,338	12,474
7.00% due 9/1/2014 -6/1/2032	135,710	154,759
7.50% due 12/1/2029	150,201	178,535
8.00% due 1/1/2030 -9/1/2030	55,098	64,993
GNMA
6.00% due 10/15/2032 -12/15/2033	384,101	432,390

Total Mortgage Pass-Through Securities (Cost $105,893,445)		106,250,721

	Principal Amount	Value
Municipal Bonds – 1.6%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	1,200,000	1,321,116
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,865,376
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,169,870
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	2,400,000	2,656,944
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,337,667

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	$1,600,000	$1,858,672
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,754,955

Total Municipal Bonds (Cost $10,578,495)		11,964,600

	Principal Amount	Value
U.S. Government Securities – 10.5%
U.S. Treasury Bonds
2.75% due 11/15/2042	4,235,000	3,651,366
3.125% due 11/15/2041 -2/15/2043	6,958,000	6,499,037
4.25% due 11/15/2040	1,200,000	1,379,813
U.S. Treasury Notes
0.625% due 8/31/2017	2,260,000	2,213,564
1.00% due 5/31/2018	11,500,000	11,302,339
1.375% due 5/31/2020	24,700,000	23,837,427
1.75% due 5/15/2023	32,700,000	30,625,577
2.75% due 8/15/2042	1,000,000	863,125

Total U.S. Government Securities (Cost $80,325,373)		80,372,248

	Principal Amount	Value
Short-Term Investments – 6.5%
Air Products & Chemicals, Inc. 0.08% due 7/12/2013(3)	5,000,000	4,999,878
Exxon Mobil Corp. 0.05% due 7/11/2013(3)	5,000,000	4,999,931
Federal Home Loan Bank Discount Notes —% due 7/10/2013(3)(6)	10,000,000	9,999,950
Natural Rural Utilities Cooperative Finance Corp. 0.09% due 7/15/2013(3)	5,000,000	4,999,825
Nestle Financial International Ltd. 0.08% due 7/11/2013(3)	5,000,000	4,999,889
Praxair, Inc. 0.04% due 7/9/2013(3)	5,000,000	4,999,956
U.S. Treasury Bills 0.031% due 7/5/2013(3)	5,000,000	4,999,983
U.S. Treasury Bills 0.032% due 7/11/2013(3)	5,000,000	4,999,956
United Parcel Services, Inc. 0.025% due 7/15/2013(3)	5,000,000	4,999,951

Total Short-Term Investments (Cost $49,999,244)		49,999,319

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 8.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $64,052,053, due 7/1/2013(7)	$64,052,000	$64,052,000

Total Repurchase Agreements (Cost $64,052,000)		64,052,000
Total Investments - 109.7% (Cost $835,269,108)		840,795,929
Other Liabilities, Net - (9.7)%		(74,037,890)
Total Net Assets - 100.0%		$766,758,039

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2013.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $100,237,049, representing 13.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Perpetual Maturity. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	Zero coupon bond.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$65,334,066

At June 30, 2013, the Fund had entered into the following open option contract:

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation
120	30 YR US Treasury Note, strike @ $147	August 2013	$57,786	$(13,125)	$44,661

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$37,893,170	$—	$37,893,170
Collateralized Mortgage Obligations	—	92,588,576	—	92,588,576
Senior Secured Loans	—	23,398,395	—	23,398,395
Commercial Mortgage-Backed Securities	—	139,718,853	—	139,718,853
Corporate Bonds	—	233,677,255	—	233,677,255
Hybrid ARMS	—	880,792	—	880,792
Mortgage Pass-Through Securities	—	106,250,721	—	106,250,721
Municipal Bonds	—	11,964,600	—	11,964,600
U.S. Government Securities	—	80,372,248	—	80,372,248
Short-Term Investments	—	49,999,319	—	49,999,319
Repurchase Agreements	—	64,052,000	—	64,052,000
Other Financial Instruments:
Written Call Options	(13,125)	—	—	(13,125)
Total	$(13,125)	$840,795,929	$—	$840,782,804

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$776,743,929
Repurchase agreements	64,052,000
Cash and cash equivalents	79,102
Dividends/interest receivable	4,456,401
Receivable for fund shares subscribed	145,316
Receivable for investments sold	86,101,969

Total Assets	931,578,717

Liabilities
Payable for investments purchased	164,181,438
Payable for fund shares redeemed	217,194
Payable to adviser	318,450
Options written, at value	13,125
Accrued trustees’ fees	10,511
Accrued expenses/other liabilities	79,960

Total Liabilities	164,820,678

Total Net Assets	$766,758,039

Net Assets Consist of:
Paid-in capital	$746,823,719
Accumulated undistributed net investment income	9,835,405
Accumulated net realized gain from investments and futures contracts	4,527,433
Net unrealized appreciation on investments and options written	5,571,482

Total Net Assets	$766,758,039

Investments, at Cost	$835,269,108

Premiums Received for Options Written	$57,786

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	61,818,388
Net Asset Value Per Share	$12.40

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Interest	$11,980,973

Total Investment Income	11,980,973

Expenses
Investment advisory fees	1,928,834
Transfer agent fees	2,019
Shareholder reports	36,219
Administrative service fees	46,392
Custodian fees	58,169
Professional fees	37,062
Trustees’ fees	19,769
Other expenses	17,104

Total Expenses	2,145,568

Net Investment Income	9,835,405

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	3,358,171
Net realized loss from futures contracts	(19,754)
Net change in unrealized appreciation/depreciation on investments	(36,096,512)
Net change in unrealized appreciation/depreciation on options written	44,661

Net Loss on Investments and Futures Contracts	(32,713,434)

Net Decrease in Net Assets Resulting from Operations	$(22,878,029)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$9,835,405	$21,583,583
Net realized gain from investments and futures contracts	3,338,417	12,845,090
Net change in unrealized appreciation/depreciation on investments and options written	(36,051,851)	9,446,007

Net Increase/(Decrease) in Net Assets Resulting from Operations	(22,878,029)	43,874,680

Distributions to Shareholders
Net investment income	—	(21,798,718)
Net realized gain on investments	—	(11,727,267)

Total Distributions	—	(33,525,985)

Capital Share Transactions
Proceeds from sales of shares	72,351,572	131,767,647
Reinvestment of distributions	—	33,525,985
Cost of shares redeemed	(43,516,894)	(86,723,307)

Net Increase in Net Assets Resulting from Capital Share Transactions	28,834,678	78,570,325

Net Increase in Net Assets	5,956,649	88,919,020

Net Assets
Beginning of period	760,801,390	671,882,370

End of period	$766,758,039	$760,801,390

Accumulated Undistributed Net Investment Income Included in Net Assets	$9,835,405	$—

Other Information:
Shares
Sold	5,685,939	10,157,522
Reinvested	—	2,627,428
Redeemed	(3,420,739)	(6,664,318)

Net Increase	2,265,200	6,120,632

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$12.78	$0.16	$(0.54)	$(0.38)	$—	$—	$—
Year Ended 12/31/12	12.57	0.38	0.42	0.80	(0.38)	(0.21)	(0.59)
Year Ended 12/31/11	12.32	0.49	0.38	0.87	(0.49)	(0.13)	(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.40	(2.97)%	$766,758	0.56%	0.56%	2.55%	2.55%	140%
12.78	6.37%	760,801	0.56%	0.56%	2.97%	2.97%	135%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%	0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%	0.57%	4.57%	4.56%	186%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$27,409,143	$6,116,842

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$215,135	$(215,135)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$65,413	$1,244,153

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $836,491,346. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $16,988,133 and $(12,683,550), respectively, resulting in net unrealized appreciation of $4,304,583.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$188,082,264	$951,575,501
Sales	119,701,509	937,659,849

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2013.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Written Call Option Contracts	Options written, at value	$(13,125)

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2013.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount

Financial Futures Contracts	Net realized loss from futures contracts	$(19,754)
Call Option Contracts	Net change in unrealized appreciation/depreciation on options written	44,661

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

Transactions in options written for the six months ended June 30, 2013:

	Contracts	Premiums
Options outstanding, December 31, 2012	—	$—
Options written	120	57,786
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding, June 30, 2013	120	57,786

The Fund held an average daily face value of option contracts of 15,249 during the six months ended June 30, 2013.

The Fund used exchange-traded U.S. Treasury futures and options on U.S. Treasury futures to generate income and manage interest rate exposure.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

d. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

e. Securities Purchased on a When-issued or Delayed-delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-backed Securities The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of mortgage- and asset-backed securities depends on the credit quality and adequacy of the underlying

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

assets or collateral and may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Low Duration Bond VIP Series Commentary

Highlights

•	After starting out the year on a positive note, the fixed income market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the market. Nevertheless, the Barclays U.S. Government 1–3 Year Bond Index[1] (the “Index”) remained relatively resilient for the six-month period ended June 30, 2013.

•	RS Low Duration Bond VIP Series (the “Fund”) delivered negative performance for the first six months of 2013 and underperformed the Index. The Fund’s yield curve positioning accounted for nearly all of the underperformance. Corporate bonds contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality.

Performance Update

The Fund returned -0.48% for the six months ended June 30, 2013, underperforming a 0.02% Index return.

Portfolio Review

The Fund’s yield curve positioning was the chief detractor from performance relative to the Index. The Fund invests in several non-Treasury spread sectors that are not represented in the Index, and those sectors detracted from relative performance overall, although corporate debt, which is not in the Index, was the largest positive contributor to relative performance.

Investments in Agency collateralized mortgage obligations (CMOs), which are not represented in the Index, performed poorly in the second quarter as interest rates rose. Non-Agency hybrid adjustable-rate mortgages (ARMs), which also are not in the Index, underperformed due to the market reversal and a temporary oversupply.

We viewed widening spreads in several sectors during the second quarter as an opportunity to add to holdings that we think have the potential to benefit from an improving economy and a stronger housing market. We added to the Fund’s modest overweight in non-Agency mortgage-backed securities (MBS) and its more substantial overweight in commercial mortgage-backed securities (CMBS). In both sectors, supply has been limited, which has helped to support prices, and we have focused on shorter duration, seasoned bonds that we believe provide ample credit support.

In CMBS, new investments included issues backed by single properties and less common commercial real estate assets, such as billboards and cell phone towers. The Fund increased its exposure to non-Agency hybrid ARMs, which we believe may benefit from the housing recovery, while also providing some downside protection if interest rates rise unexpectedly.

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. At the same time, we recognize that uncertainty over near-term Fed policy could contribute to heightened volatility in the fixed income markets. We will continue to closely monitor economic and market developments, and may adjust the Fund’s positions as appropriate. Mitigating downside risks remains one of our top priorities, but we also have sought to position the Fund to benefit from continued improvements in the economy and credit markets. We plan to focus our risk taking in areas where we believe the fundamentals, structure, and potential rewards should adequately compensate the Fund for risk.

3

RS LOW DURATION BOND VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $228,011,726

Sector Allocation

Bond Quality Allocation[2]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
U.S. Treasury Notes	0.250%	5/15/2016	3.04%
U.S. Treasury Notes	0.250%	4/15/2016	2.56%
U.S. Treasury Notes	0.250%	3/31/2015	1.75%
Federal Home Loan Mortgage Corp.	2.000%	8/25/2016	1.36%
FNMA-CMO	4.000%	6/25/2043	1.02%
Banc of America Commercial Mortgage, Inc.	5.115%	10/10/2045	1.01%
JP Morgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	0.95%
Credit Suisse Commercial Mortgage Trust	5.989%	6/15/2038	0.94%
Banc of America Commercial Mortgage, Inc.	4.997%	7/10/2045	0.93%
Hertz Vehicle Financing LLC	5.290%	3/25/2016	0.93%
Total			14.49%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poors, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	-0.48%	0.91%	2.13%	3.44%	3.21%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.02%	0.34%	0.86%	2.06%	2.79%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$995.20	$2.67	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.12	$2.71	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities – 14.9%
Ally Auto Receivables Trust 2012-SN1 A4 0.70% due 12/21/2015	$700,000	$696,332
2012-5 A4 0.85% due 1/16/2018	835,000	826,516
2010-3 A3 1.11% due 10/15/2014	6,403	6,405
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	1,675,000	1,687,244
2011-1 A2 2.15% due 1/15/2016	550,000	553,149
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(1)	1,500,000	1,497,738
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	96,957	96,993
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.453% due 4/25/2033(2)	75,184	75,185
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(3)	1,425,000	1,447,566
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016	500,000	497,762
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017	700,000	696,758
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	57,605	58,174
Chase Issuance Trust 2013-A1 A1 1.30% due 2/18/2020	2,000,000	1,965,706
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,007,990
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	97,844	97,123
CNH Equipment Trust 2012-D A3 0.65% due 4/16/2018	1,500,000	1,492,563
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	800,000	793,082
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	1,900,000	1,897,502

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	$766,700	$767,256
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019	850,000	841,205
2010-3 A2 1.893% due 2/15/2017(2)(3)	985,000	1,004,911
GE Capital Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(1)	2,000,000	1,967,140
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	800,000	801,604
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	2,000,000	2,000,388
Hertz Vehicle Financing LLC 2009-2A A2 5.29% due 3/25/2016(3)	1,990,000	2,112,508
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	847,994	849,131
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(3)	763,892	764,985
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	500,000	502,267
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(3)	366,067	366,339
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(3)	1,400,000	1,388,960
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(3)	1,122,857	1,172,125
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017	2,000,000	1,989,874
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	14,874
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	472,889	473,864
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	800,000	801,398

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(3)	$382,722	$384,056
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	293,637	295,043

Total Asset Backed Securities (Cost $33,990,170)		33,891,716

	Principal Amount	Value
Collateralized Mortgage Obligations – 18.6%
Banc of America Funding Corp. 2005-D A1 2.639% due 5/25/2035(2)	1,259,167	1,261,422
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.178% due 11/25/2033(2)	250,288	246,130
Bear Stearns Commercial Mortgage Securities 2004-4 A1 0.793% due 6/25/2034(2)	929,259	859,302
2003-3 2A 2.67% due 10/25/2033(2)	852,669	844,022
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	23,136	23,163
Chase Mortgage Finance Corp. 2007-A1 2A1 2.744% due 2/25/2037(2)	312,968	310,601
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	64,799	65,665
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	506,372	520,279
2003-11 A31 5.50% due 5/25/2033	384,527	400,964
2002-19 1A1 6.25% due 11/25/2032	29,344	29,696
CS First Boston Mortgage Securities Corp. 2004-AR5 6A1 2.622% due 6/25/2034(2)	1,681,926	1,666,787
2004-AR5 3A1 2.628% due 6/25/2034(2)	657,299	647,727
2003-23 2A8 4.50% due 10/25/2018	113,637	117,498
2003-8 2A1 5.00% due 4/25/2018	141,270	144,567
2004-5 5A1 5.00% due 8/25/2019	273,336	279,528
FHLMC 4149 ZG 3.00% due 1/15/2033	834,081	805,826

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
4176 GG 3.00% due 12/15/2040	$1,147,000	$1,062,443
4105 WA 3.00% due 2/15/2041	817,905	810,266
4068 HA 3.00% due 10/15/2041	673,996	658,577
4181 ZP 3.00% due 3/15/2043	1,589,189	1,404,515
4098 UZ 4.00% due 8/15/2042	466,421	464,588
1534 Z 5.00% due 6/15/2023	52,533	52,296
20 H 5.50% due 10/25/2023	28,540	31,309
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	162,455	165,832
FNMA 2013-20 CK 2.50% due 3/25/2043	1,715,083	1,656,650
2012-113 WA 3.00% due 3/25/2042	310,631	296,892
2012-139 NZ 3.00% due 12/25/2042	1,513,083	1,432,451
2013-27 UA 3.00% due 12/25/2042	1,544,341	1,528,345
2013-31 NQ 3.00% due 4/25/2043	1,304,442	1,277,122
2013-32 ZM 3.00% due 4/25/2043	633,358	592,301
2012-113 ZU 3.50% due 10/25/2042	552,253	551,019
2003-63 GU 4.00% due 7/25/2033	337	340
2013-13 UZ 4.00% due 3/25/2043	1,424,295	1,368,404
2013-45 KZ 4.00% due 5/25/2043	1,187,960	1,165,223
2013-45 ZM 4.00% due 5/25/2043	1,275,050	1,267,069
2013-54 ZP 4.00% due 6/25/2043	2,395,410	2,331,144
JPMorgan Mortgage Trust 2006-A2 5A1 2.888% due 11/25/2033(2)	481,398	474,144
2005-A1 3A1 4.502% due 2/25/2035(2)	397,338	397,740
2004-S2 1A3 4.75% due 11/25/2019	116,948	117,931
2004-S1 1A7 5.00% due 9/25/2034	47,308	48,791
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.626% due 11/21/2034(2)	1,308,227	1,335,084
2004-13 2A1 2.672% due 4/21/2034(2)	528,021	534,376
Master Asset Securitization Trust 2003-9 5A2 4.75% due 10/25/2018(1)	646,634	661,930

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-5 2A1 5.00% due 6/25/2018	$103,177	$107,528
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.54% due 2/25/2035(2)	1,473,232	1,472,514
Morgan Stanley Mortgage Loan Trust 2004-7AR 2A1 2.602% due 9/25/2034(2)	1,154,596	1,131,423
2004-1 1A9 4.50% due 11/25/2018	119,950	122,077
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	171,539	178,119
2003-3 A9 5.50% due 1/25/2034	233,772	237,849
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	16,096	16,548
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	510,964	502,300
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	159,500	162,980
2005-S1 2A1 4.75% due 2/25/2020	122,860	126,252
2005-S3 A1 4.75% due 3/25/2020	94,002	96,579
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.538% due 6/25/2034(2)	1,073,703	1,086,895
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	183,974	185,924
2005-1 4A1 5.00% due 2/25/2020	162,972	166,368
2003-29 2A1 5.25% due 9/25/2023	316,365	321,347
2004-3 3A1 5.50% due 3/25/2019	134,784	138,668
Thornburg Mortgage Securities Trust 2004-4 3A 2.241% due 12/25/2044(2)	2,007,689	1,969,609
Wells Fargo Mortgage Backed Securities Trust 2004-M A7 2.615% due 8/25/2034(2)	710,529	723,231
2004-Z 2A2 2.624% due 12/25/2034(2)	341,564	344,469
2005-AR10 2A6 2.636% due 6/25/2035(2)	409,344	403,669

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-AR12 2A5 2.64% due 6/25/2035(2)	$746,312	$741,035
2005-AR12 2A6 2.64% due 6/25/2035(2)	639,542	631,470
2003-J 2A1 4.436% due 10/25/2033(2)	101,740	101,223
2003-J 1A9 4.532% due 10/25/2033(2)	451,371	449,639
2003-N 2A1 4.741% due 12/25/2033(2)	283,377	286,309
2005-1 1A1 4.75% due 1/25/2020	139,283	145,071
2004-O A1 4.937% due 8/25/2034(2)	543,600	551,671
2006-7 1A1 5.25% due 6/25/2021	51,145	52,502

Total Collateralized Mortgage Obligations (Cost $43,215,018)		42,363,228

	Principal Amount	Value
Senior Secured Loans – 4.7%
Automotive – 0.2%
Allison Transmission, Inc. Term Loan B3 4.25% due 8/23/2019(2)	495,009	495,861

		495,861
Consumer Products – 0.2%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(2)	377,143	376,358

		376,358
Entertainment – 0.2%
Kasima LLC New Term Loan B 3.25% due 5/14/2021(2)	500,000	497,500

		497,500
Gaming – 0.7%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(2)	493,750	492,886
Scientific Games International, Inc. New Term Loan B 4.25% due 5/22/2020(2)	1,000,000	984,170

		1,477,056
Healthcare – 1.3%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(2)	497,500	497,321
Fresenius Medical Care Holdings, Inc. Term Loan A 1.945% due 10/26/2017(2)	1,500,000	1,498,125

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare (continued)
Hologic, Inc. Term Loan B 4.50% due 8/1/2019(2)	$496,250	$497,148
IMS Health, Inc. Term Loan B1 3.75% due 9/1/2017(2)	488,063	487,453

		2,980,047
Media Noncable – 0.2%
Tribune Co. Exit Term Loan 4.00% due 12/31/2019(2)	497,500	494,391

		494,391
Pharmaceuticals – 1.2%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(2)	636,157	638,249
RP Select Finance Trust Term Loan A 2.276% due 8/9/2016(2)	532,869	531,207
RPI Finance Trust New Term Loan Tranche 2 3.50% due 5/9/2018(2)	1,585,145	1,585,541

		2,754,997
Refining – 0.3%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	254,571	257,277
Tesoro Corp. Term Loan B 2.523% due 1/29/2016(2)	500,000	499,375

		756,652
Retailers – 0.2%
The Neiman Marcus Group, Inc. Extended Term Loan 4.00% due 5/16/2018(2)	500,000	497,970

		497,970
Wireless – 0.2%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(2)	492,516	488,822

		488,822
Total Senior Secured Loans (Cost $10,842,793)		10,819,654

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.0%
American Tower Trust I 13 1A 1.551% due 3/15/2043(3)	1,000,000	982,677
Banc of America Commercial Mortgage, Inc. 2005-4 A5B 4.997% due 7/10/2045(2)	2,000,000	2,124,174
2005-5 A4 5.115% due 10/10/2045(2)	2,145,000	2,307,593

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-6 A4 5.358% due 9/10/2047(1)(2)	$1,215,000	$1,309,862
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	435,877	440,584
2003-PWR2 A4 5.186% due 5/11/2039(2)	217,225	217,707
2005-PW10 A4 5.405% due 12/11/2040(2)	1,620,000	1,735,367
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)(3)	71,552	71,995
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	1,300,000	1,439,948
2004-C1 A4 5.615% due 4/15/2040(2)	1,015,496	1,038,798
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.392% due 7/15/2044(2)	1,050,000	1,127,906
2006-CD3 A5 5.617% due 10/15/2048	1,049,000	1,157,982
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	530,000	560,649
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.989% due 6/15/2038(2)	1,943,719	2,141,057
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(3)	350,000	360,328
4.523% due 1/15/2035(3)	550,000	575,681
CS First Boston Mortgage Securities Corp. 2004-C2 A2 5.416% due 5/15/2036(2)	1,362,000	1,386,410
1997-C2 F 7.46% due 1/17/2035(2)	179,697	180,178
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	522,018	526,224
2004-C1 B 4.692% due 11/10/2038(2)	385,000	390,360
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.637% due 5/10/2040(2)	218,110	218,058
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	201,270	201,113
2004-GG1 A7 5.317% due 6/10/2036(2)	976,497	994,520

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	$675,000	$703,033
2003-CB6 A2 5.255% due 7/12/2037(2)	90,599	90,659
2005-LDP5 A4 5.367% due 12/15/2044(2)	650,000	701,442
2007-CB18 A4 5.44% due 6/12/2047	1,950,000	2,160,491
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(2)	221,553	222,385
2006-C1 A4 5.156% due 2/15/2031	400,000	432,066
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(2)	694,349	718,893
2003-KEY1 A4 5.236% due 11/12/2035(2)	353,767	356,070
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A2 1.689% due 12/15/2048	1,500,000	1,467,514
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	632,584	637,993
2005-IQ10 A4A 5.23% due 9/15/2042(2)	1,139,850	1,214,442
2005-HQ7 AAB 5.355% due 11/14/2042(2)	118,252	118,239
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	1,900,000	1,862,838
SBA Tower Trust 2.24% due 4/15/2018(3)	2,000,000	1,958,304
2.933% due 12/15/2042(3)	500,000	504,583
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	480,474	486,980
2004-C11 A5 5.215% due 1/15/2041(2)	680,975	700,102
2006-C29 A4 5.308% due 11/15/2048	1,805,000	1,993,798
2005-C22 A4 5.465% due 12/15/2044(2)	870,500	942,059

Total Commercial Mortgage-Backed Securities (Cost $39,709,388)		38,761,062

	Principal Amount	Value
Corporate Bonds – 29.3%
Aerospace & Defense – 0.4%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(3)	250,000	255,625

June 30, 2013 (unaudited)	Principal Amount	Value
Aerospace & Defense (continued)
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	$500,000	$538,213

		793,838
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(3)	500,000	501,970
Daimler Finance North America LLC 1.875% due 9/15/2014(3)	350,000	353,088
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016	400,000	393,474
2.75% due 5/15/2015	500,000	506,995
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(3)	500,000	506,045
Volkswagen International Finance NV 1.625% due 3/22/2015(3)	500,000	505,835

		2,767,407
Banking – 7.6%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	506,117
Ally Financial, Inc. 3.125% due 1/15/2016	200,000	199,524
4.50% due 2/11/2014	450,000	453,825
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	150,000	155,625
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	150,000	157,339
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(3)	500,000	540,860
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	500,000	493,219
2.125% due 7/15/2014	500,000	505,859
Citigroup, Inc. Sr. Nt. 1.25% due 1/15/2016	500,000	494,023
Credit Agricole SA 1.625% due 4/15/2016(3)	500,000	496,180
Fifth Third Capital Trust IV 6.50% due 4/15/2067(2)	650,000	647,562
HSBC USA, Inc. Sr. Nt. 1.625% due 1/16/2018	500,000	487,807
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(3)	600,000	608,184
Intesa Sanpaolo SpA Sr. Nt. 3.125% due 1/15/2016	1,000,000	983,258
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	500,000	504,065

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Lloyds TSB Bank PLC 4.20% due 3/28/2017	$500,000	$532,965
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(3)	250,000	259,080
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	300,000	297,201
2.875% due 1/24/2014	250,000	252,598
National Bank of Canada 1.50% due 6/26/2015	500,000	505,953
Regions Bank Sub. Nt. 7.50% due 5/15/2018	500,000	583,203
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	500,000	505,319
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	500,000	508,379
Royal Bank of Scotland PLC 3.25% due 1/11/2014	500,000	505,450
Societe Generale SA 2.75% due 10/12/2017	500,000	501,270
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(3)	500,000	520,855
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.35% due 7/18/2015	500,000	502,596
1.90% due 1/12/2015(3)	500,000	506,472
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	400,000	423,435
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	300,000	302,433
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	500,000	515,361
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	500,000	503,429
U.S. Bancorp Sr. Nt. 2.875% due 11/20/2014	500,000	514,548
Jr. Sub. Nt. 3.442% due 2/1/2016	500,000	524,143
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	500,000	500,854
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	500,000	503,172
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	100,000	111,878

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	$300,000	$300,420

		17,414,461
Brokerage – 1.1%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(1)	500,000	513,750
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	900,000	931,500
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016	1,000,000	988,841

		2,434,091
Building Materials – 0.2%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	500,000	563,683

		563,683
Chemicals – 0.8%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	500,000	502,578
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016(3)	300,000	301,500
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	400,000	407,951
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(3)	500,000	526,478

		1,738,507
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	250,000	251,563
CNH Capital LLC 3.875% due 11/1/2015	500,000	502,500

		754,063
Consumer Cyclical Services – 0.2%
ADT Corp. Sr. Nt. 2.25% due 7/15/2017	500,000	490,653

		490,653
Diversified Manufacturing – 0.8%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	200,000	201,390
Eaton Corp. 0.95% due 11/2/2015(3)	400,000	398,419
Ingersoll-Rand Global Holding Co. Ltd. 2.875% due 1/15/2019(3)	500,000	493,239

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Diversified Manufacturing (continued)
Pentair Finance SA 1.35% due 12/1/2015	$250,000	$250,401
1.875% due 9/15/2017	500,000	489,709

		1,833,158
Electric – 1.2%
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017	300,000	291,638
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	500,000	579,149
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	200,000	209,000
FirstEnergy Corp. Sr. Nt. 2.75% due 3/15/2018	600,000	584,122
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	250,000	265,625
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	200,425
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	500,993
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	118,000	121,835

		2,752,787
Energy - Integrated – 0.2%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	400,000	418,472

		418,472
Entertainment – 0.1%
Time Warner, Inc. 3.15% due 7/15/2015	300,000	313,370

		313,370
Food And Beverage – 0.9%
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	300,000	300,646
ConAgra Foods, Inc. Sr. Nt. 1.30% due 1/25/2016	500,000	500,824
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	250,000	252,182
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(3)	500,000	511,605
SABMiller Holdings, Inc. 1.85% due 1/15/2015(3)	500,000	507,277

		2,072,534

June 30, 2013 (unaudited)	Principal Amount	Value
Gaming – 0.0%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(3)	$105,000	$105,525

		105,525
Government Related – 0.7%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	500,000	487,500
Petrobras Global Finance BV 2.00% due 5/20/2016	500,000	489,618
Petrobras International Finance Co. 2.875% due 2/6/2015(1)	500,000	504,506

		1,481,624
Healthcare – 0.6%
Covidien International Finance SA 1.35% due 5/29/2015	500,000	504,314
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	250,000	249,332
Owens & Minor, Inc. 6.35% due 4/15/2016	625,000	677,960

		1,431,606
Home Construction – 0.5%
DR Horton, Inc. 3.625% due 2/15/2018	500,000	491,250
MDC Holdings, Inc. 5.375% due 7/1/2015	500,000	531,908

		1,023,158
Independent Energy – 0.6%
Chesapeake Energy Corp. 7.625% due 7/15/2013	350,000	350,000
Petrohawk Energy Corp. 7.875% due 6/1/2015	400,000	408,600
Woodside Finance Ltd. 5.00% due 11/15/2013(3)	600,000	608,760

		1,367,360
Industrial - Other – 0.2%
URS Corp. Sr. Nt. 4.35% due 4/1/2017(3)	500,000	509,369

		509,369
Insurance - Life – 0.9%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	500,000	507,225
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	250,000	250,380
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	500,000	530,260
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(3)	500,000	507,794

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	$300,000	$322,820

		2,118,479
Insurance P&C – 1.1%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	350,000	367,041
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	500,000	488,622
5.625% due 2/15/2014	500,000	514,102
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	300,000	317,984
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	250,000	251,509
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	523,416

		2,462,674
Media Cable – 0.5%
DISH DBS Corp. 6.625% due 10/1/2014	500,000	521,250
NBCUniversal Media LLC 2.10% due 4/1/2014	500,000	506,022

		1,027,272
Media Noncable – 0.7%
News America, Inc. 5.30% due 12/15/2014	500,000	531,978
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	500,000	522,500
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	500,000	530,050

		1,584,528
Metals And Mining – 1.1%
Anglo American Capital PLC 2.15% due 9/27/2013(3)	300,000	300,870
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	500,000	503,750
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	300,000	302,116
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(3)	500,000	505,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	300,000	298,611
Teck Resources Ltd. 2.50% due 2/1/2018	150,000	145,793

June 30, 2013 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Xstrata Finance Canada Ltd. 2.05% due 10/23/2015(3)	$250,000	$250,079
2.85% due 11/10/2014(3)	250,000	254,505

		2,560,724
Non Captive Consumer – 0.5%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	500,000	500,660
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	300,000	301,500
Sr. Nt. 5.00% due 4/15/2015	300,000	309,750

		1,111,910
Non Captive Diversified – 0.4%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	500,000	508,125
International Lease Finance Corp. Sr. Nt. 2.224% due 6/15/2016(2)	500,000	496,250

		1,004,375
Oil Field Services – 0.4%
Weatherford International, Inc. 6.35% due 6/15/2017	850,000	949,508

		949,508
Pharmaceuticals – 1.4%
AbbVie, Inc. 1.20% due 11/6/2015(3)	750,000	750,824
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	500,000	507,549
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	500,000	511,115
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	375,000	401,272
Mallinckrodt International Finance SA 3.50% due 4/15/2018(3)	500,000	494,278
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016(3)	600,000	597,962

		3,263,000
Pipelines – 0.9%
Enterprise Products Operating LLC 1.25% due 8/13/2015	300,000	300,985
8.375% due 8/1/2066(2)	200,000	223,000
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(3)	500,000	516,214
ONEOK Partners LP 2.00% due 10/1/2017	250,000	245,858

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Pipelines (continued)
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	$300,000	$297,000
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	500,000	521,304

		2,104,361
Refining – 0.1%
Phillips 66 1.95% due 3/5/2015	300,000	304,652

		304,652
REITs – 1.5%
BioMed Realty LP 3.85% due 4/15/2016	300,000	314,577
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	300,000	306,683
ProLogis LP 5.625% due 11/15/2015	400,000	433,226
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	260,000	288,383
Simon Property Group LP Sr. Nt. 1.50% due 2/1/2018(3)	500,000	481,596
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	500,000	558,293
Ventas Realty LP 2.00% due 2/15/2018	500,000	483,989
WEA Finance LLC 5.75% due 9/2/2015(3)	400,000	437,022

		3,303,769
Retailers – 0.3%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	600,000	612,949

		612,949
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(3)	200,000	202,555

		202,555
Technology – 0.6%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	200,000	200,124
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	350,000	376,890
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	500,000	501,499

June 30, 2013 (unaudited)	Principal Amount	Value
Technology (continued)
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	$300,000	$304,301

		1,382,814
Transportation Services – 0.6%
ERAC USA Finance LLC 2.25% due 1/10/2014(3)	500,000	503,744
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2017(3)	300,000	304,776
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	500,000	525,618

		1,334,138
Wireless – 0.2%
America Movil SAB de C.V. 3.625% due 3/30/2015	500,000	516,053

		516,053
Wirelines – 0.4%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	300,000	305,882
Telecom Italia Capital 5.25% due 11/15/2013	500,000	506,266

		812,148
Total Corporate Bonds (Cost $66,611,306)		66,921,575

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.815% due 8/1/2046(2)	19,461	20,497

Total Hybrid ARMS (Cost $19,628)		20,497

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	19,746	22,530

Total Mortgage-Backed Securities (Cost $20,476)		22,530

	Principal Amount	Value
Municipal Bonds – 0.5%
Illinois St. G.O. 4.511% due 3/1/2015	600,000	629,316
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	500,000	489,535

Total Municipal Bonds (Cost $1,118,963)		1,118,851

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
U.S. Agencies – 1.4%
FHLMC 2.00% due 8/25/2016	$3,000,000	$3,107,970

Total U.S. Agencies (Cost $3,076,120)		3,107,970

	Principal Amount	Value
U.S. Government Securities – 10.2%
U.S. Treasury Notes 0.125% due 4/30/2015	1,800,000	1,793,180
0.25% due 2/15/2015 - 5/15/2016	17,855,000	17,717,450
0.375% due 3/15/2015 - 6/15/2015	2,710,000	2,711,349
1.00% due 5/31/2018	970,000	953,328

Total U.S. Government Securities (Cost $23,243,704)		23,175,307

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 5.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $13,277,011, due 7/1/2013(4)	$13,277,000	$13,277,000
Total Repurchase Agreements (Cost $13,277,000)		13,277,000
Total Investments - 102.4% (Cost $235,124,566)		233,479,390
Other Liabilities, Net - (2.4)%		(5,467,664)
Total Net Assets - 100.0%		$228,011,726

(1)	Securities are segregated for anticipated collateral requirements.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2013.
(3)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $33,271,568, representing 14.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FNMA	2.22%	12/27/2022	$13,544,513

18	The accompanying notes are an integral part of these financial statements.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$33,891,716	$—	$33,891,716
Collateralized Mortgage Obligations	—	42,363,228	—	42,363,228
Senior Secured Loans	—	10,819,654	—	10,819,654
Commercial Mortgage-Backed Securities	—	38,761,062	—	38,761,062
Corporate Bonds	—	66,921,575	—	66,921,575
Hybrid ARMS	—	20,497	—	20,497
Mortgage-Backed Securities	—	22,530	—	22,530
Municipal Bonds	—	1,118,851	—	1,118,851
U.S. Agencies	—	3,107,970	—	3,107,970
U.S. Government Securities	—	23,175,307	—	23,175,307
Repurchase Agreements	—	13,277,000	—	13,277,000
Total	$—	$233,479,390	$—	$233,479,390

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$233,479,390
Cash and cash equivalents	2,017
Dividends/interest receivable	910,011
Receivable for investments sold	827,284
Receivable for fund shares subscribed	102,645

Total Assets	235,321,347

Liabilities
Payable for investments purchased	7,134,947
Payable to adviser	84,692
Payable for fund shares redeemed	37,816
Accrued trustees’ fees	2,846
Accrued expenses/other liabilities	49,320

Total Liabilities	7,309,621

Total Net Assets	$228,011,726

Net Assets Consist of:
Paid-in capital	$227,858,905
Accumulated undistributed net investment income	1,932,319
Accumulated net realized loss from investments	(134,322)
Net unrealized depreciation on investments	(1,645,176)

Total Net Assets	$228,011,726

Investments, at Cost	$235,124,566

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	21,931,835
Net Asset Value Per Share	$10.40

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Interest	$2,528,352

Total Investment Income	2,528,352

Expenses
Investment advisory fees	493,604
Custodian fees	40,533
Shareholder reports	21,616
Professional fees	16,731
Administrative service fees	13,007
Trustees’ fees	5,507
Other expenses	5,035

Total Expenses	596,033

Net Investment Income	1,932,319

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(148,471)
Net change in unrealized appreciation/depreciation on investments	(3,094,024)

Net Loss on Investments	(3,242,495)

Net Decrease in Net Assets Resulting from Operations	$(1,310,176)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$1,932,319	$3,923,794
Net realized gain/(loss) from investments	(148,471)	76,210
Net change in unrealized appreciation/depreciation on investments	(3,094,024)	1,406,984

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,310,176)	5,406,988

Distributions to Shareholders
Net investment income	—	(3,940,582)
Net realized gain on investments	—	(83,801)

Total Distributions	—	(4,024,383)

Capital Share Transactions
Proceeds from sales of shares	30,333,898	71,897,985
Reinvestment of distributions	—	4,024,383
Cost of shares redeemed	(10,176,068)	(14,459,134)

Net Increase in Net Assets Resulting from Capital Share Transactions	20,157,830	61,463,234

Net Increase in Net Assets	18,847,654	62,845,839

Net Assets
Beginning of period	209,164,072	146,318,233

End of period	$228,011,726	$209,164,072

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,932,319	$—

Other Information:
Shares
Sold	2,894,761	6,842,245
Reinvested	—	385,109
Redeemed	(971,727)	(1,376,407)

Net Increase	1,923,034	5,850,947

20	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

21

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$10.45	$0.09	$(0.14)	$(0.05)	$—	$—	$—
Year Ended 12/31/12	10.33	0.20	0.12	0.32	(0.20)	— [4]	(0.20)
Year Ended 12/31/11	10.39	0.25	(0.05)	0.20	(0.25)	(0.01)	(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.40	(0.48)%	$228,012	0.54%	0.54%	1.76%	1.76%	32%
10.45	3.16%	209,164	0.56%	0.56%	2.17%	2.17%	66%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%	0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%	0.68%	3.46%	3.46%	136%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratio for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund,

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC

(“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$4,024,383

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$16,788	$(16,788)

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income
$19,686

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $235,127,454. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $997,028 and $(2,645,092), respectively, resulting in net unrealized depreciation of $(1,648,064).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$51,243,501	$59,481,174
Sales	24,958,312	43,676,631

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

27

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

f. Mortgage- and Asset-backed Securities The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of mortgage- and asset-backed securities depends on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS High Yield VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS High Yield VIP Series Commentary

Highlights

•	After starting out the year on a positive note, the high yield market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the fixed income markets.

•	RS High Yield VIP Series (the “Fund”) had a positive return for the six months ended June 30, 2013, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). Asset allocation was the dominant factor in the Fund’s underperformance relative to the Index. Security selection contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market, particularly high yield debt. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality. High yield bonds modestly outperformed the broader fixed income market for the six-month period, due in part to strong relative returns in the early months of the year.

During the selloff that occurred in the second quarter, the high yield market experienced a sharp reversal, with selling that, in our view, often reflected liquidity constraints more than underlying credit fundamentals. Retail investors’ withdrawals from high yield mutual funds were an important factor in this regard. High yield funds experienced $11.2 billion in outflows in the six-month period, as withdrawals in the second quarter offset new investments earlier in the year.

Despite a slowdown at the end of June 2013, high yield new issuance was strong in the first half of 2013, reaching a record $219.7 billion and allowing companies to refinance almost all the debt that had been due to mature through the end of 2015.

Performance Update

The Fund returned 1.04% for the six months ended June 30, 2013, compared with a 1.42% return by the Index.

Portfolio Review

We positioned the Fund for moderate spread tightening in 2013, as we believed that the high yield sector was attractive both on a fundamental basis and compared with other asset classes. At the same time, we anticipated the potential for rising interest rates, so we generally avoided low-coupon, longer-duration investments, while we added exposure to floating rate loans that would pay higher returns if interest rates rose.

Throughout the period, we stood by our investment discipline of seeking to avoid companies whose underlying creditworthiness we viewed as unsatisfactory, even when they were benefiting from investor demand for yield. We believe this strategy may serve the Fund well given the potential for heightened market volatility over the near term.

During the first half of 2013, the Fund’s performance relative to the Index was hurt by energy-related investments, including the largest individual detractor, OGX Petroleo, which is Brazil’s largest private oil and gas company. OGX encountered operational difficulties, including a liquidity crisis after one of its key oil fields proved uneconomical. As a result, the bonds fell sharply, and we sold our investment.

Despite the setback with OGX, we continued to see potential in energy, and we sought to position the Fund to participate in what we believed could be an active mergers and acquisitions market in the sector. This approach proved successful in the first quarter, when natural gas pipeline company Copano Energy was acquired by an investment grade company, making it the Fund’s strongest individual performer for the six-month period.

3

RS HIGH YIELD VIP SERIES

The Fund’s holdings in media, excluding cable, detracted from relative performance, and an underweight in consumer finance companies also detracted from relative performance. Credit selection in pharmaceuticals and gaming aided relative performance.

Outlook

Our outlook for the high yield sector remains positive given our view of the prospects for improving U.S.

economic growth, stable inflation, and continued investor demand for yield. We also believe that improved corporate liquidity, positive earnings momentum, and the sharp reduction in the number of bonds due to mature over the next few years will help to support high yield bond prices while keeping defaults to a minimum. In our view, the recent selloff in the high yield market was overdone, and has created some attractive investment opportunities for investors.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $69,279,875

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
The Neiman Marcus Group, Inc.	4.000%	5/16/2018	1.44%
Michael Foods, Inc.	9.750%	7/15/2018	1.19%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.12%
FMG Resources August 2006 Pty. Ltd.	7.000%	11/1/2015	1.09%
Stallion Oilfield Services Ltd.	8.000%	6/19/2018	1.09%
Gibson Energy, Inc.	6.750%	7/15/2021	1.08%
First Data Corp.	8.750%	1/15/2022	1.05%
Sealed Air Corp.	8.125%	9/15/2019	0.97%
Select Medical Corp.	6.375%	6/1/2021	0.96%
NBTY, Inc.	9.000%	10/1/2018	0.94%
Total			10.93%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	1.04%	8.65%	9.89%	8.91%	7.10%	5.99%
Barclays U.S. Corporate High-Yield Index[1]		1.42%	9.50%	10.74%	10.94%	8.91%	7.60%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,010.40	$3.69	0.74%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.12	$3.71	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Senior Secured Loans – 4.7%
Gaming – 0.8%
Harrah’s Prop Co. Mezzanine Term Loan 3.69% due 2/13/2014(1)	$600,000	$553,752

		553,752
Media Noncable – 0.7%
Univision Communications, Inc. Term Loan C3 4.00% due 3/2/2020(1)	498,750	488,047

		488,047
Oil Field Services – 1.1%
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	750,000	751,875

		751,875
Retailers – 2.1%
JC Penney Corp., Inc. 1st Lien Term Loan 6.00% due 5/21/2018(1)	500,000	500,355
The Neiman Marcus Group, Inc. Extended Term Loan 4.00% due 5/16/2018(1)	1,000,000	995,940

		1,496,295
Total Senior Secured Loans (Cost $3,341,203)		3,289,969

	Principal Amount	Value
Corporate Bonds – 90.9%
Aerospace & Defense – 0.5%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	325,000	336,375

		336,375
Automotive – 2.1%
American Axle & Manufacturing, Inc.
6.625% due 10/15/2022	200,000	203,000
7.75% due 11/15/2019	70,000	77,000
General Motors Financial Co., Inc. 6.75% due 6/1/2018	360,000	391,500
Schaeffler Finance BV Sr. Sec. Nt.
4.75% due 5/15/2021(2)	330,000	313,500
7.75% due 2/15/2017(2)	130,000	143,650
Titan International, Inc. Sr. Sec. Nt. 7.875% due 10/1/2017(2)	330,000	346,500

		1,475,150
Banking – 1.8%
Ally Financial, Inc. 8.00% due 11/1/2031	300,000	360,750
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(1)(3)	500,000	497,550

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland Group PLC Jr. Sub. Nt.
7.648% due 9/30/2031(1)(3)	$200,000	$183,000
9.118% due 11/4/2013(3)	200,000	202,000

		1,243,300
Brokerage – 0.9%
E*Trade Financial Corp. Sr. Nt.
6.00% due 11/15/2017	350,000	353,500
6.375% due 11/15/2019	250,000	253,750

		607,250
Building Materials – 0.9%
Norcraft Cos. LP Sec. Nt. 10.50% due 12/15/2015	270,000	280,125
Nortek, Inc. 8.50% due 4/15/2021(2)	330,000	349,800

		629,925
Chemicals – 1.4%
Hexion US Finance Corp. Sr. Sec. Nt. 6.625% due 4/15/2020(2)	225,000	224,438
Huntsman International LLC 4.875% due 11/15/2020	500,000	493,750
US Coatings Acquisition, Inc. 7.375% due 5/1/2021(2)	250,000	255,000

		973,188
Construction Machinery – 2.2%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)	200,000	208,500
Terex Corp.
6.00% due 5/15/2021	300,000	299,250
6.50% due 4/1/2020	400,000	408,000
The Manitowoc Co., Inc. 5.875% due 10/15/2022	250,000	251,250
United Rentals North America, Inc.
6.125% due 6/15/2023	200,000	199,000
7.625% due 4/15/2022	150,000	162,375

		1,528,375
Consumer Cyclical Services – 1.0%
Corrections Corp. of America 4.625% due 5/1/2023(2)	250,000	245,000
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(2)	200,000	210,250
The Geo Group, Inc. 6.625% due 2/15/2021	200,000	210,000

		665,250
Consumer Products – 1.3%
NBTY, Inc. 9.00% due 10/1/2018	600,000	652,500
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(2)	250,000	268,125

		920,625

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Electric – 3.6%
Calpine Corp. Sr. Sec. Nt.
7.50% due 2/15/2021(2)	$180,000	$192,150
7.875% due 7/31/2020(2)	360,000	390,600
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	330,000	333,498
Dynegy, Inc. 5.875% due 6/1/2023(2)	330,000	300,300
Genon Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	50,000	53,750
NRG Energy, Inc.
6.625% due 3/15/2023(2)	170,000	170,000
8.50% due 6/15/2019	400,000	427,500
The AES Corp. Sr. Nt.
7.375% due 7/1/2021	320,000	351,200
8.00% due 6/1/2020	260,000	296,400

		2,515,398
Entertainment – 0.7%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(2)	270,000	288,900
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	173,000	176,028

		464,928
Food And Beverage – 1.2%
Michael Foods, Inc. 9.75% due 7/15/2018	750,000	821,250

		821,250
Gaming – 2.9%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	400,000	358,000
CityCenter Holdings LLC Sr. Sec. Nt. 7.625% due 1/15/2016	200,000	211,000
MGM Resorts International 6.625% due 12/15/2021	200,000	206,250
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	375,375
Scientific Games International, Inc.
6.25% due 9/1/2020	350,000	351,750
9.25% due 6/15/2019	480,000	519,600

		2,021,975
Government Related – 0.8%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(2)	525,000	582,750

		582,750

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare – 6.1%
Amsurg Corp. 5.625% due 11/30/2020	$400,000	$400,000
DaVita HealthCare Partners, Inc.
5.75% due 8/15/2022	200,000	199,500
6.625% due 11/1/2020	400,000	424,000
Envision Healthcare Holdings, Inc. Sr. Nt. 9.25% due 10/1/2017(2)(4)	500,000	506,250
HCA, Inc. Sr. Sec. Nt.
7.875% due 2/15/2020	200,000	215,375
8.50% due 4/15/2019	260,000	279,012
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(2)	320,000	344,000
Select Medical Corp. 6.375% due 6/1/2021(2)	700,000	665,000
Teleflex, Inc. 6.875% due 6/1/2019	170,000	179,350
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	570,000	595,650
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	400,000	424,000

		4,232,137
Home Construction – 1.5%
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	609,125
Taylor Morrison Communities, Inc.
5.25% due 4/15/2021(2)	200,000	190,000
7.75% due 4/15/2020(2)	196,000	211,190

		1,010,315
Independent Energy – 10.0%
Alta Mesa Holdings 9.625% due 10/15/2018	500,000	518,750
Bonanza Creek Energy, Inc. Sr. Nt. 6.75% due 4/15/2021	170,000	170,000
BreitBurn Energy Partners LP 7.875% due 4/15/2022	140,000	142,800
Chesapeake Energy Corp.
5.75% due 3/15/2023	500,000	506,250
9.50% due 2/15/2015	400,000	442,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	320,000	318,400
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	360,000	366,300
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	100,000	109,750
EV Energy Partners LP 8.00% due 4/15/2019	360,000	363,600
Halcon Resources Corp. 9.75% due 7/15/2020	330,000	329,175
Harvest Operations Corp. 6.875% due 10/1/2017	500,000	557,500

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	$210,000	$227,850
Laredo Petroleum, Inc. 7.375% due 5/1/2022	125,000	131,250
Linn Energy LLC
6.25% due 11/1/2019(2)	300,000	285,750
6.50% due 5/15/2019	60,000	58,650
7.75% due 2/1/2021	260,000	260,650
Memorial Production Partners LP 7.625% due 5/1/2021(2)	400,000	394,000
Midstates Petroleum Co., Inc. Sr. Nt. 9.25% due 6/1/2021(2)	300,000	282,000
Oasis Petroleum, Inc. 6.50% due 11/1/2021	500,000	512,500
Penn Virginia Corp. 8.50% due 5/1/2020(2)	300,000	291,000
Rosetta Resources, Inc. 5.625% due 5/1/2021	100,000	97,625
Samson Investment Co. Sr. Nt. 10.00% due 2/15/2020(2)	170,000	179,137
SandRidge Energy, Inc. 7.50% due 3/15/2021	200,000	191,000
Vanguard Natural Resources LLC 7.875% due 4/1/2020	190,000	194,750

		6,930,687
Industrial - Other – 0.8%
General Cable Corp. 5.75% due 10/1/2022(2)	150,000	148,500
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	400,000	392,000

		540,500
Insurance - Life – 0.5%
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(2)	300,000	318,750

		318,750
Insurance P&C – 0.8%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(2)	250,000	251,250
Onex USI Aquisition Corp. Sr. Nt. 7.75% due 1/15/2021(2)	300,000	295,500

		546,750
Lodging – 0.9%
NCL Corp. Ltd. 5.00% due 2/15/2018(2)	330,000	323,400
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	330,000	323,400

		646,800

June 30, 2013 (unaudited)	Principal Amount	Value
Media Cable – 3.8%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(2)	$500,000	$525,000
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	260,000	251,550
CCO Holdings LLC
5.75% due 1/15/2024	250,000	241,250
7.375% due 6/1/2020	130,000	141,375
Cequel Communications Holdings I LLC Sr. Nt.
5.125% due 12/15/2021(2)	300,000	282,000
6.375% due 9/15/2020(2)	470,000	478,225
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021	450,000	484,875
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	220,000	236,500

		2,640,775
Media Noncable – 6.5%
DigitalGlobe, Inc. 5.25% due 2/1/2021(2)	330,000	316,800
Hughes Satellite Systems Corp. Sr. Sec. Nt.
6.50% due 6/15/2019	240,000	254,400
7.625% due 6/15/2021	500,000	531,250
Intelsat Jackson Holdings S.A.
5.50% due 8/1/2023(2)	300,000	282,000
6.625% due 12/15/2022(2)	300,000	291,000
7.25% due 10/15/2020	330,000	346,500
7.50% due 4/1/2021	460,000	483,000
Intelsat Luxembourg S.A. 8.125% due 6/1/2023(2)	300,000	309,750
Sinclair Television Group, Inc. Sr. Nt. 6.125% due 10/1/2022	170,000	170,000
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(2)	470,000	479,400
Univision Communications, Inc. Sr. Sec. Nt.
6.75% due 9/15/2022(2)	450,000	472,500
6.875% due 5/15/2019(2)	190,000	199,500
7.875% due 11/1/2020(2)	320,000	346,400

		4,482,500
Metals And Mining – 2.5%
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	400,000	368,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(2)	750,000	757,500
Penn Virginia Resource Partners LP 8.25% due 4/15/2018	250,000	260,625

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Steel Dynamics, Inc. 6.125% due 8/15/2019(2)	$330,000	$348,975

		1,735,100
Non Captive Consumer – 0.8%
SLM Corp. Sr. Nt. 5.50% due 1/25/2023	330,000	314,227
Springleaf Finance Corp. Sr. Nt. 6.00% due 6/1/2020(2)	300,000	268,500

		582,727
Non Captive Diversified – 2.6%
AerCap Aviation Solutions BV 6.375% due 5/30/2017	300,000	315,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019	250,000	259,688
CIT Group, Inc. Sr. Nt.
5.00% due 5/15/2017	330,000	337,012
5.25% due 3/15/2018	270,000	277,425
5.50% due 2/15/2019(2)	150,000	154,875
International Lease Finance Corp. Sr. Nt.
4.625% due 4/15/2021	200,000	184,000
8.625% due 9/15/2015	250,000	273,750

		1,801,750
Oil Field Services – 2.3%
Exterran Partners LP 6.00% due 4/1/2021(2)	530,000	522,050
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023(2)	250,000	245,625
Oil States International, Inc. 5.125% due 1/15/2023(2)	330,000	345,675
SESI LLC 7.125% due 12/15/2021	200,000	216,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	239,000	252,384

		1,581,734
Packaging – 1.2%
Reynolds Group Issuer, Inc. 9.00% due 4/15/2019	170,000	175,525
Sealed Air Corp. 8.125% due 9/15/2019(2)	600,000	669,000

		844,525
Paper – 0.6%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(2)	380,000	396,150

		396,150

June 30, 2013 (unaudited)	Principal Amount	Value
Pharmaceuticals – 1.7%
Catalent Pharma Solutions, Inc. 7.875% due 10/15/2018(2)	$260,000	$261,950
Grifols, Inc. 8.25% due 2/1/2018	200,000	215,000
Jaguar Holding Co. Sr. Nt. 9.50% due 12/1/2019(2)	300,000	331,500
Sky Growth Acquisition Corp. 7.375% due 10/15/2020(2)	330,000	338,250

		1,146,700
Pipelines – 5.1%
Access Midstream Partners LP 4.875% due 5/15/2023	180,000	166,950
Atlas Pipeline Partners LP
4.75% due 11/15/2021(2)	170,000	153,000
5.875% due 8/1/2023(2)	400,000	380,000
Copano Energy LLC 7.125% due 4/1/2021	500,000	556,250
Crosstex Energy LP 7.125% due 6/1/2022	100,000	101,000
Gibson Energy, Inc. Sr. Nt. 6.75% due 7/15/2021(2)	750,000	748,125
Inergy Midstream LP 6.00% due 12/15/2020(2)	330,000	318,450
MarkWest Energy Partners LP 6.50% due 8/15/2021	260,000	267,800
Martin Midstream Partners LP Sr. Nt.
7.25% due 2/15/2021(2)	200,000	201,000
8.875% due 4/1/2018	200,000	210,500
Regency Energy Partners LP 6.50% due 7/15/2021	280,000	292,600
Targa Resources Partners LP 6.875% due 2/1/2021	150,000	159,375

		3,555,050
Refining – 1.1%
Calumet Specialty Products Partners LP 9.375% due 5/1/2019	380,000	406,600
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020(2)	330,000	333,300

		739,900
REITs – 1.3%
DuPont Fabros Technology LP 8.50% due 12/15/2017	380,000	400,900
Sabra Health Care LP 8.125% due 11/1/2018	468,000	501,930

		902,830
Retailers – 4.9%
99 Cents Only Stores 11.00% due 12/15/2019	500,000	565,000

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Retailers (continued)
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	$700,000	$773,500
Burlington Holdings LLC Sr. Nt. 9.00% due 2/15/2018(2)(4)	330,000	338,250
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(2)	500,000	501,250
CST Brands, Inc. 5.00% due 5/1/2023(2)	430,000	419,250
The Pantry, Inc. 8.375% due 8/1/2020	250,000	268,437
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	540,000	554,850

		3,420,537
Supermarkets – 1.4%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	600,000	649,500
Tops Holding II Corp. Sr. Nt. 8.75% due 6/15/2018(2)(4)	300,000	294,750

		944,250
Technology – 4.0%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	270,000	204,525
CDW LLC 8.50% due 4/1/2019	600,000	645,000
Equinix, Inc. Sr. Nt.
4.875% due 4/1/2020	180,000	176,400
5.375% due 4/1/2023	180,000	176,400
First Data Corp. Sec. Nt.
8.75% due 1/15/2022(2)(4)	706,000	725,415
12.625% due 1/15/2021	350,000	370,125
NXP BV Sr. Nt. 5.75% due 3/15/2023(2)	170,000	171,275
SunGard Data Systems, Inc. 6.625% due 11/1/2019(2)	330,000	331,650

		2,800,790
Textile – 0.2%
SIWF Merger Sub, Inc. Sr. Sec. Nt. 6.25% due 6/1/2021(2)	170,000	166,600

		166,600
Transportation Services – 1.0%
Avis Budget Car Rental LLC 9.75% due 3/15/2020	300,000	345,000
Hertz Corp. 7.50% due 10/15/2018	300,000	321,750

		666,750

June 30, 2013 (unaudited)	Principal Amount	Value
Utility – 0.7%
Niska Gas Storage US LLC 8.875% due 3/15/2018	$440,000	$456,500

		456,500
Wireless – 5.4%
Clearwire Communications LLC Sr. Sec. Nt. 12.00% due 12/1/2015(2)	500,000	531,250
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023	370,000	355,200
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	250,000	258,750
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(2)	360,000	374,400
MetroPCS Wireless, Inc.
6.25% due 4/1/2021(2)	80,000	81,400
6.625% due 4/1/2023(2)	330,000	335,775
7.875% due 9/1/2018	250,000	266,250
Sprint Nextel Corp. Sr. Nt.
6.00% due 12/1/2016 -11/15/2022	880,000	902,150
7.00% due 3/1/2020(2)	100,000	108,000
9.00% due 11/15/2018(2)	325,000	380,250
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(2)	130,000	124,800

		3,718,225
Wirelines – 1.9%
CenturyLink, Inc. Sr. Nt. 5.625% due 4/1/2020	330,000	333,300
Frontier Communications Corp. Sr. Nt.
8.125% due 10/1/2018	460,000	504,850
8.25% due 4/15/2017	220,000	247,500
Windstream Corp. 7.875% due 11/1/2017	240,000	263,400

		1,349,050
Total Corporate Bonds (Cost $61,222,788)		62,944,121

	Shares	Value
Preferred Stocks – 0.7%
Banking – 0.7%
Regions Financial Corp.(3)	20,000	490,000

		490,000
Total Preferred Stocks (Cost $500,000)		490,000

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $1,984,002, due 7/1/2013(5)	$1,984,000	$1,984,000
Total Repurchase Agreements (Cost $1,984,000)		1,984,000
Total Investments - 99.2% (Cost $67,047,991)		68,708,090
Other Assets, Net - 0.8%		571,785
Total Net Assets - 100.0%		$69,279,875

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2013.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $26,496,808, representing 38.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$2,025,717

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$—	$3,289,969	$—	$3,289,969
Corporate Bonds	—	62,944,121	—	62,944,121
Preferred Stocks	490,000	—	—	490,000
Repurchase Agreements	—	1,984,000	—	1,984,000
Total	$490,000	$68,218,090	$—	$68,708,090

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$68,708,090
Cash and cash equivalents	629
Interest receivable	1,101,122
Receivable for investments sold	253,314
Receivable for fund shares subscribed	48,475

Total Assets	70,111,630

Liabilities
Payable for investments purchased	756,989
Payable to adviser	35,003
Payable for fund shares redeemed	2,261
Accrued trustees’ fees	1,001
Accrued expenses/other liabilities	36,501

Total Liabilities	831,755

Total Net Assets	$69,279,875

Net Assets Consist of:
Paid-in capital	$68,303,496
Accumulated undistributed net investment income	2,156,793
Accumulated net realized loss from investments	(2,840,513)
Net unrealized appreciation on investments	1,660,099

Total Net Assets	$69,279,875

Investments, at Cost	$67,047,991

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	8,892,613
Net Asset Value Per Share	$7.79

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Interest	$2,411,607
Dividends	15,938

Total Investment Income	2,427,545

Expenses
Investment advisory fees	219,090
Custodian fees	22,486
Professional fees	11,583
Shareholder reports	9,511
Administrative service fees	4,409
Trustees’ fees	1,867
Other expenses	1,806

Total Expenses	270,752

Net Investment Income	2,156,793

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	678,759
Net change in unrealized appreciation/depreciation on investments	(1,983,122)

Net Loss on Investments	(1,304,363)

Net Increase in Net Assets Resulting from Operations	$852,430

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$2,156,793	$4,646,249
Net realized gain from investments	678,759	1,099,040
Net change in unrealized appreciation/depreciation on investments	(1,983,122)	3,868,492

Net Increase in Net Assets Resulting from Operations	852,430	9,613,781

Distributions to Shareholders
Net investment income	—	(4,668,025)

Total Distributions	—	(4,668,025)

Capital Share Transactions
Proceeds from sales of shares	4,839,703	6,457,501
Reinvestment of distributions	—	4,668,025
Cost of shares redeemed	(8,784,175)	(11,153,976)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,944,472)	(28,450)

Net Increase/(Decrease) in Net Assets	(3,092,042)	4,917,306

Net Assets
Beginning of period	72,371,917	67,454,611

End of period	$69,279,875	$72,371,917

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,156,793	$—

Other Information:
Shares
Sold	614,112	843,605
Reinvested	—	607,025
Redeemed	(1,111,894)	(1,448,463)

Net Increase/(Decrease)	(497,782)	2,167

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$7.71	$0.24	$(0.16)	$0.08	$—	$—	$—
Year Ended 12/31/12	7.19	0.53	0.52	1.05	(0.53)	—	(0.53)
Year Ended 12/31/11	7.51	0.63	(0.32)	0.31	(0.63)	—	(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.79	1.04%	$69,280	0.74%	0.74%	5.91%	5.91%	40%
7.71	14.57%	72,372	0.76%	0.76%	6.56%	6.56%	91%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$4,668,025

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income
$(21,776)	$21,776

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized $713,489 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2016	$1,289,718
2017	2,229,558

Total	$3,519,276

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $67,047,991. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2013, aggregated $2,362,737 and $(702,638), respectively, resulting in net unrealized appreciation of $1,660,099.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $31,068,074 and $27,442,078, respectively, for the six months ended June 30, 2013.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-backed Securities The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of mortgage- and asset-backed securities depends on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

2013 Semiannual Report

All data as of June 30, 2013

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information, including portfolio security positions, is as of June 30, 2013. Fund holdings will vary.

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our website at www.RSinvestments.com/VIP.htm.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at www.RSinvestments.com/VIP.htm or to obtain a printed copy, call 800-221-3253.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $131,254,110

Portfolio Statistics		Sector Allocation
Average Maturity (Days)	26
Current 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.46%
Effective 7-Day Yield[1]
With the effect of expense limitation and yield maintenance	0.01%
Without the effect of expense limitation and yield maintenance	-0.46%

Top Ten Holdings[2]

Holding	Discount/Coupon	Maturity	% of Total Net Assets
L’Oreal U.S.A., Inc.	0.070%	7/26/2013	2.32%
The Travelers Companies, Inc.	0.050%	7/1/2013	2.29%
Chevron Corp.	0.070%	7/1/2013	2.29%
Wal-Mart Stores, Inc.	0.061%	7/2/2013	2.29%
Dover Corp.	0.080%	7/3/2013	2.29%
Motiva Enterprises LLC	0.122%	7/3/2013	2.29%
U.S. Treasury Bills	0.080%	7/5/2013	2.29%
Medtronic, Inc.	0.070%	7/9/2013	2.29%
United Parcel Service, Inc.	0.025%	7/31/2013	2.29%
Google, Inc.	0.080%	7/11/2013	2.29%
Total			22.93%

1	Annualized historical yields for the 7-day period ended June 30, 2013. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.
3	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.

3

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.00%	0.01%	0.02%	0.18%	1.51%	4.55%
Barclays U.S. Treasury Bellwethers (3 Month) Index[3]		0.05%	0.13%	0.13%	0.32%	1.76%	4.73%

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: www.RSinvestments.com/VIP.htm.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
Based on Actual Return	$1,000.00	$1,000.00	$0.35	0.07%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.45	$0.35	0.07%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Paper – 51.4%
Chemicals – 1.4%
Praxair, Inc. 0.08% due 7/8/2013	$1,904,000	$1,903,970

		1,903,970
Diversified Financial Services – 2.3%
Glaxosmithkline Finance PLC 0.11% due 7/31/2013(1)	3,000,000	2,999,725

		2,999,725
Diversified Manufacturing – 1.3%
Parker-Hannifin Corp. 0.11% due 8/5/2013(1)	1,695,000	1,694,819

		1,694,819
Electric – 4.5%
American Transmission Co. LLC 0.14% due 7/16/2013(1)	3,000,000	2,999,825
Emerson Electric Co. 0.071% due 7/25/2013(1)	3,000,000	2,999,860

		5,999,685
Electrical Equipment – 2.3%
Dover Corp. 0.08% due 7/3/2013(1)	3,000,000	2,999,987

		2,999,987
Household Products – Wares – 2.3%
Proctor & Gamble Co. 0.10% due 8/12/2013(1)	3,000,000	2,999,650

		2,999,650
Insurance – Life – 4.6%
Prudential PLC 0.12% due 7/8/2013(1)	3,000,000	2,999,930
The Travelers Companies, Inc. 0.05% due 7/1/2013(1)	3,000,000	3,000,000

		5,999,930
Internet – 2.3%
Google, Inc. 0.08% due 7/11/2013(1)	3,000,000	2,999,933

		2,999,933
Machinery – 1.5%
Caterpillar Financial Services Corp. 0.10% due 7/25/2013	2,000,000	1,999,867

		1,999,867
Oil & Gas Services – 2.3%
Baker Hughes, Inc. 0.13% due 7/15/2013(1)	3,000,000	2,999,848

		2,999,848
Oil – Integrated – 2.3%
Chevron Corp. 0.07% due 7/1/2013(1)	3,000,000	3,000,000

		3,000,000

June 30, 2013 (unaudited)	Principal Amount	Value
Personal Products – 2.3%
L’Oreal U.S.A., Inc. 0.07% due 7/26/2013(1)	$3,050,000	$3,049,852

		3,049,852
Pharmaceuticals – 10.5%
Abbot Laboratories 0.10% due 8/26/2013(1)	3,000,000	2,999,534
Astrazeneca PLC 0.10% due 8/1/2013(1)	1,750,000	1,749,849
Medtronic, Inc. 0.07% due 7/9/2013(1)	3,000,000	2,999,953
Roche Holdings, Inc. 0.09% due 7/17/2013(1)	3,000,000	2,999,880
Sanofi-Aventis 0.14% due 9/25/2013(1)	3,000,000	2,998,997

		13,748,213
Refining – 2.3%
Motiva Enterprises LLC 0.122% due 7/3/2013	3,000,000	2,999,980

		2,999,980
Retailers – 2.3%
Wal-Mart Stores, Inc. 0.061% due 7/2/2013(1)	3,000,000	2,999,995

		2,999,995
Tobacco – 2.3%
Philip Morris International, Inc. 0.08% due 7/16/2013(1)	3,000,000	2,999,900

		2,999,900
Transportation – 2.3%
United Parcel Service, Inc. 0.025% due 7/31/2013(1)	3,000,000	2,999,937

		2,999,937
Utilities – Electric & Water – 2.3%
National Rural Utilities Cooperative Finance Corp. 0.10% due 7/29/2013	3,000,000	2,999,767

		2,999,767
Total Commercial Paper (Cost $67,395,058)		67,395,058

	Principal Amount	Value
U.S. Government Securities – 16.0%
U.S. Treasury Bills
0.037% due 8/15/2013	3,000,000	2,999,861
0.044% due 9/5/2013	3,000,000	2,999,758
0.061% due 9/19/2013 – 10/10/2013	6,000,000	5,999,080
0.065% due 10/24/2013	3,000,000	2,999,377
0.071% due 11/7/2013	3,000,000	2,999,237
0.08% due 7/5/2013	3,000,000	2,999,973

Total U.S. Government Securities (Cost $20,997,286)		20,997,286

6	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 32.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $42,952,036, due 7/1/2013(2)	$42,952,000	$42,952,000
Total Repurchase Agreements (Cost $42,952,000)		42,952,000
Total Investments - 100.1% (Cost $131,344,344)		131,344,344
Other Liabilities, Net - (0.1)%		(90,234)
Total Net Assets - 100.0%		$131,254,110

(1)	Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2013, the aggregate market value of these securities amounted to $57,491,474, representing 43.8% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.00%	1/30/2023	$43,815,511

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$67,395,058	$—	$67,395,058
U.S. Government Securities	—	20,997,286	—	20,997,286
Repurchase Agreements	—	42,952,000	—	42,952,000
Total	$—	$131,344,344	$—	$131,344,344

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com/VIP.htm on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of June 30, 2013 (unaudited)
Assets
Investments, at value	$88,392,344
Repurchase agreements	42,952,000
Cash and cash equivalents	286
Due from adviser	2,440
Interest receivable	36
Receivable for fund shares subscribed	4

Total Assets	131,347,110

Liabilities
Payable for fund shares redeemed	55,527
Accrued trustees’ fees	2,162
Accrued expenses/other liabilities	35,311

Total Liabilities	93,000

Total Net Assets	$131,254,110

Net Assets Consist of:
Paid-in capital	$131,278,320
Accumulated net realized loss from investments	(24,210)

Total Net Assets	$131,254,110

Investments, at Cost	$131,344,344

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	131,292,203
Net Asset Value Per Share	$1.00

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)
Investment Income
Interest	$51,395

Total Investment Income	51,395

Expenses
Investment advisory fees	296,243
Custodian fees	13,734
Professional fees	13,109
Shareholder reports	10,939
Administrative service fees	8,454
Trustees’ fees	3,701
Other expenses	2,526

Total Expenses	348,706

Less: Fee waiver by adviser	(303,888)

Total Expenses, Net	44,818

Net Investment Income and Net Increase in Net Assets Resulting from Operations	$6,577

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$6,577	$15,513

Net Increase in Net Assets Resulting from Operations	6,577	15,513

Distributions to Shareholders
Net investment income	(6,577)	(16,665)

Total Distributions	(6,577)	(16,665)

Capital Share Transactions
Proceeds from sales of shares	22,624,947	66,006,876
Reinvestment of distributions	6,580	16,668
Cost of shares redeemed	(36,293,953)	(86,273,759)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,662,426)	(20,250,215)

Net Decrease in Net Assets	(13,662,426)	(20,251,367)

Net Assets
Beginning of period	144,916,536	165,167,903

End of period	$131,254,110	$144,916,536

Other Information:
Shares
Sold	22,624,947	66,006,876
Reinvested	6,580	16,668
Redeemed	(36,293,953)	(86,273,759)

Net Decrease	(13,662,426)	(20,250,215)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/13[1]	$1.00	$—	[2]	$—		$—	[2]	$—	[2]	$—	$—	[2]
Year Ended 12/31/12	1.00	—	[2]	—		—	[2]	—	[2]	—	—	[2]
Year Ended 12/31/11	1.00	—	[2]	—		—	[2]	—	[2]	—	—	[2]
Year Ended 12/31/10	1.00	—	[2]	—	[2]	—	[2]	—	[2]	—	—	[2]
Year Ended 12/31/09	1.00	—	[2]	—		—	[2]	—	[2]	—	—	[2]
Year Ended 12/31/08[5]	1.00	0.02		—		0.02		(0.02)		—	(0.02)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets
$1.00	0.00%[6]	$131,254	0.07%[8]	0.53%	0.01%[8]	(0.45)%
1.00	0.01%	144,917	0.11%[8]	0.53%	0.01%[8]	(0.41)%
1.00	0.03%	165,168	0.13%[8]	0.53%	0.01%[8]	(0.39)%
1.00	0.02%	165,799	0.20%[8]	0.52%	0.02%[8]	(0.30)%
1.00	0.06%	214,475	0.38%[8]	0.54%	0.06%[8]	(0.10)%
1.00	2.03%[7]	289,173	0.51%	0.52%	2.00%	1.99%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Rounds to $0.00 per share.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[5]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other per-share information have been restated to reflect the stock split.

[6]	Rounds to 0.00%.

[7]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[8]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

June 30, 2013 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”). Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

12

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

g. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition, RS Investments voluntarily reimbursed expenses of $303,888 to maintain a minimum yield threshold for the Fund during the six months ended June 30, 2013. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Ordinary Income
$16,665

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(3,256)	$18	$3,238

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2012 were as follows:

Expiring	Amount
2015	$3,788
2016	18,099
2017	1,824
2018	500

Total	$24,211

Capital loss carryovers of $3,238 expired in the year ended December 31, 2012.

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013, was $131,344,344 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

15

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

16

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3 (b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President (Principal Executive Officer)

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President (Principal Executive Officer)

Date: September 5, 2013

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer (Principal Financial Officer)

Date: September 5, 2013